UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: March 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Equity Funds

For investors seeking long-term capital appreciation.

Semi-Annual Report

March 31, 2011

Share Class / Ticker Symbol

Fund Name	Class A	Class C	Class R3	Class I
Nuveen Symphony Large-Cap Growth Fund	NCGAX	NCGCX	NSGQX	NSGIX
Nuveen Symphony Large-Cap Value Fund	NSLAX	NSLCX	NLCVX	NSLIX
Nuveen Symphony Mid-Cap Core Fund	NCCAX	NCCCX	NMCRX	NCCIX
Nuveen Symphony Small-Mid Cap Core Fund	NSSAX	NSSCX	NSMFX	NSSIX
Nuveen Symphony International Equity Fund	NSIAX	NSECX	NSREX	NSIEX
Nuveen Symphony Optimized Alpha Fund	NOPAX	NOPCX	NOPEX	NOPRX

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds’ investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp — the parent of FAF Advisors — received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $206 billion of assets as of March 31, 2011.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

In 2010, the global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the downturn still weigh on the prospects for continued improvement. In the U.S., ongoing weakness in housing values has put pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks is only slowly being translated into increased hiring or more active lending. Globally, deleveraging by private and public borrowers has inhibited economic growth and that process is far from complete.

Encouragingly, constructive actions are being taken by governments around the world to deal with economic issues. In the U.S., the recent passage of a stimulatory tax bill relieved some of the pressure on the Federal Reserve to promote economic expansion through quantitative easing and offers the promise of sustained economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could determine whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be inflationary pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. Also, these various actions are being taken in a setting of heightened global economic uncertainty, primarily about the supplies of energy and other critical commodities. In this challenging environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on December 31, 2010, Nuveen Investments completed a strategic combination with FAF Advisors, Inc., the manager of the First American Funds. The combination adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet those investor needs.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

May 19, 2011

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Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s (S&P), Moody’s or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

The Nuveen Symphony Large-Cap Growth Fund, Large-Cap Value Fund, Mid-Cap Core Fund, Small-Mid Cap Core Fund, International Equity Fund and Optimized Alpha Fund all feature management by Symphony Asset Management LLC, an affiliate of Nuveen Investments. We recently spoke with Gunther Stein and Ross Sakamoto, CFA, portfolio managers for the Funds about key investment strategies and the performance of the Funds for the six-month period ended March 31, 2011.

How did the Funds perform during the six-month period ended March 31, 2011?

The tables in the Fund Performance section of this report provide total return performance information for the six-month, one-year and since-inception periods ending March 31, 2011. Each Fund’s Class A Share total returns are compared with appropriate indexes and averages. A more detailed account of each Fund’s performance is provided later in this report.

What was the primary investment strategy for each Fund, and how did this strategy affect the Fund’s performance for the six-month period ended March 31, 2011?

Nuveen Symphony Large-Cap Growth Fund

The Class A Shares at net asset value (NAV) for the Fund outperformed both the Russell 1000 Growth Index and the Lipper Multi-Cap Growth Funds Category Average during the reporting period.

The Fund seeks to offer long-term capital appreciation potential by investing in a portfolio of large-capitalization growth stocks selected using a bottom-up process that combines quantitative methods for screening and risk control with qualitative methods for security selection and portfolio construction. Quantitative screening simplifies and disciplines the stock-selection process, sharpening the focus of the research team that makes investment decisions. Qualitative methods then add in-depth analysis of earnings quality, industry trends, trading characteristics and accounting practices. Overall, the Fund tries to avoid credit sensitive companies, such as those with high financial leverage or vulnerable capital structures, and shows a preference for firms with strong cash flow generation, conservative management and market leadership.

Stock selection in the energy and materials sector positively contributed to performance during the period. Although underweight the benchmark, the Fund’s top two performers for the reporting period were from this sector, including Walter Energy and Cimarex Energy. Walter Energy, Inc. is a producer and exporter of metallurgical coal for the global steel industry and also produces steam coal, coal bed methane gas (natural gas),

Nuveen Investments	5

metallurgical coke and other related products. The company operates in three business segments: Underground Mining, Surface Mining and Walter Coke. Cimarex is an independent oil and gas exploration and production company. Its operations are located in Texas, Oklahoma, New Mexico, Kansas and Wyoming.

We had several positions which negatively impacted performance, including Equinix and Expedia. Equinix, Inc. provides global network-neutral data centers and interconnection services. The company operates 49 International Business Exchange (IBX) centers across 18 markets in North America, Europe and Asia-Pacific where customers directly interconnect with a networked ecosystem of partners and customers. Expedia, Inc. is an online travel company. The company makes available, on a stand-alone and package basis, travel products and services provided by numerous airlines, lodging properties, car rental companies, destination service providers, cruise lines and other travel product and service companies. The company also offers travel and non-travel advertisers access to a potential source of incremental traffic and transactions through its various media and advertising offerings on both the TripAdvisor Media Network and on its transaction-based Websites.

Nuveen Symphony Large-Cap Value Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed the Russell 1000 Value Index and the Lipper Multi-Cap Core Funds Category Average during the reporting period.

The Fund seeks to provide long-term capital appreciation by investing in large capitalization value stocks selected through a bottom-up process that combines quantitative methods for screening and risk control with qualitative methods for security selection and portfolio construction. Quantitative screening simplifies and disciplines the stock-selection process, sharpening the focus of the research team that makes investment decisions. Qualitative methods then add in-depth analysis of earnings quality, industry trends, trading characteristics and accounting practices. For the period, our investment strategy focused on avoiding credit sensitive companies with high financial leverage and vulnerable capital structures. Instead, we looked for market leaders with strong cash flow generation and conservative management.

Several positions positively contributed to the Fund’s performance during the period, including Freeport-McMoran Copper & Gold, the world’s largest publicly traded copper and molybdenum miner. Share performance can be attributed largely to the strong rebound in copper prices. Sentiment improved as fears of a double dip recession abated amid continued structural copper supply growth challenges and consistent production disruptions.

An overweight relative to the benchmark in energy also contributed positively to performance. This included positions in Tesoro Corp, Range Resources and Halliburton. All three companies benefited from what we believe are long-term positive trends in the demand for natural gas as well as high oil prices. In particular, our addition of Tesoro Corporation to the Fund in the second half of 2010 contributed positively to the Fund’s return. Tesoro is a petroleum refining company primarily located in the western United States. Investors had been cautious about the company due to its outsized exposure to California and the uncertain economic environment in the state. The company outlined

6	Nuveen Investments

certain restructuring and strategic plans during the reporting period that we believe helped the market recognize some of its underlying value and investor sentiment warmed to the news.

Several positions negatively impacted performance for the reporting period, including Constellation Energy Group, a public utility with operations in various regions. The company missed earnings estimates during the fourth quarter and reached an agreement to restructure its partnership with EDF Group (a leading European energy company) under terms that received mixed reviews from analysts. We continued to hold the shares as we believe the EDF restructuring removes an overhang that had caused recent underperformance against peers. Also detracting from performance was Old Republic International, an insurance company focusing primarily on the property and mortgage markets. Earnings during the fourth quarter came in below expectations as the company saw worse than expected claims trends in the Consumer Credit Indemnity and Mortgage Insurance divisions. We sold this position before the end of the period.

Nuveen Symphony Mid-Cap Core Fund

During the period, the Fund’s Class A Shares at net asset value (NAV) outperformed the Russell Midcap Index, but underperformed the Lipper Mid-Cap Core Funds Category Average during the period.

The Fund seeks to provide long-term capital appreciation by investing in mid-capitalization core equities using a bottom-up process that combines quantitative methods for screening and risk control with qualitative methods for security selection and portfolio construction. Quantitative screening simplifies and disciplines the stock-selection process, sharpening the focus of the research team that makes investment decisions. Qualitative methods then add in-depth analysis of earnings quality, industry trends, trading characteristics and accounting practices. Overall, the Fund tries to avoid credit sensitive companies with high financial leverage or vulnerable capital structures, and shows a preference for firms with strong cash flow generation, conservative management and market leadership.

Stock selection in the energy and materials sector positively contributed to performance. Although underweight the benchmark, the Fund’s top three performers for the reporting period were from this sector, including SM Energy, Oil States International and Tesoro Corporation. SM Energy is an independent oil exploration and production company with operations primarily in the southern U.S. and Gulf Coast. The company announced better than expected earnings during the period and plans on significantly increasing production rates from its Eagle Ford and Bakken rigs.

Oil States International is an oil field services company that provides connection technology for offshore oil and gas development and related services to production companies. The company saw strong order growth during the period, and they seemed poised to benefit from organic growth and margin improvement in 2011.

Tesoro Corporation is a petroleum refining company primarily located in the western United States. Investors had been cautious about the company due to its outsized exposure to California and the uncertain economic environment in the state. The

Nuveen Investments	7

company outlined certain restructuring and strategic plans during the fourth quarter of 2011 that we believe helped the market recognize some of its underlying value and investor sentiment warmed to the news.

We also held several positions that detracted from performance, including Constellation Energy Group, a public utility with operations in various regions. The company missed earnings estimates during the fourth quarter and reached an agreement to restructure its partnership with EDF Group (a leading European energy company) under terms that received mixed reviews from analysts. We continued to hold the shares as we believe the EDF restructuring removes an overhang that had caused recent underperformance against peers.

Nuveen Symphony Small-Mid Cap Core Fund

The Fund’s Class A Shares at net asset value (NAV) slightly underperformed the Russell 2500 Index, but outperformed the Lipper Mid-Cap Growth Funds Category Average during the period.

The Fund seeks to provide long-term capital appreciation by investing in small- and mid-capitalization core stocks using a bottom-up process that combines quantitative methods for screening and risk control with qualitative methods for security selection and portfolio construction. Quantitative screening simplifies and disciplines the stock-selection process, sharpening the focus of the research team that makes investment decisions. Qualitative methods then add in-depth analysis of earnings quality, industry trends, trading characteristics and accounting practices. Overall, the Fund tries to avoid credit sensitive companies with high financial leverage or vulnerable capital structures, and shows a preference for firms with strong cash flow generation, conservative management and market leadership.

For the reporting period, the Fund had positive performance from stock selection in the energy, materials and consumer discretionary sectors, while its holdings in the financial and health care sectors detracted modestly from the Fund’s overall return. Overall, the Fund continued to focus on stock selection and constructing a portfolio that we believe can deliver returns in excess of the benchmark with similar or less risk.

Positions that contributed to positive performance over the period included Rosetta Resources, which is primarily engaged in the acquisition, exploration, development and production of natural gas properties in California, Texas, Gulf of Mexico and the Rocky Mountains. Management continued to transition the firm from a conventional low rate of return company to a high rate of return, unconventional resource play. Shares performed strongly during the period on the announcement of significantly better than anticipated well results at its Eagle Ford shale property in Texas, making the wells much larger and economical than previously expected.

Negatively impacting performance for the period was Genco Shipping, an owner and operator of dry bulk vessels that primarily transport iron ore, coal, grain and steel products. It recently completed two large acquisitions, that increased its fleet to 53 vessels from 38, with a carrying capacity of 3.8 million deadweight tons. During the first quarter of 2011, Genco and several of its peers underperformed the market due to fears of price contraction after China raised interest rates to curb its rapid economic (and

8	Nuveen Investments

inflationary) expansion. Also detracting from performance during the period were PG&E Corporation and NetApp Inc.

Nuveen Symphony International Equity Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed both the MSCI EAFE Index and the Lipper International Large-Cap Core Funds Category Average during the period.

The Fund seeks to provide portfolio diversification potential and exposure to the performance of international companies through a portfolio of both growth and value non-U.S. equity securities. Stocks are selected using a bottom-up process that combines quantitative methods for screening and risk control with qualitative methods for security selection and portfolio construction. Quantitative screening simplifies and disciplines the stock-selection process, sharpening the focus of the research team that makes investment decisions. Qualitative methods then add in-depth analysis of earnings quality, industry trends, trading characteristics and accounting practices.

Over this reporting period, the Fund’s overall position in Canada, as well as stock selection within that country, contributed positively to performance. Our holdings in Canadian banks benefited from increased consumer lending and lower loan losses as Canada’s economy accelerated. The Fund’s underweight position in Italy detracted from performance.

We kept the Fund relatively close to the benchmark weightings for each specific sector, in line with our long-term strategy. Even so, our underweight exposure to the telecommunication services sector detracted from performance, but our overweight exposure to the energy sector more than offset this loss. Stocks in the energy sector were helped by crude oil prices that advanced sharply against the backdrop of political instability in the Middle East and North Africa. Stock selection within the energy sector also added to relative performance.

Top performers for the reporting period included Sensata Technologies. The company develops, manufactures, and sells a range of customized sensors and controls. The sensors segment manufactures pressure, force and electromechanical sensor products used in automotive subsystems and in industrial applications, such as HVAC (heating, ventilation, and air-conditioning) systems. The controls segment produces control applications that are used in industrial, aerospace, military, commercial and residential markets. Also aiding performance were ASML Holdings and Jeronimo Martins. ASML is the world’s leading provider of lithography systems for the semiconductor industry, manufacturing machines that are crucial to the production of integrated circuits or microchips. Jeronimo Martins SGPS SA is a Portugal-based holding company principally engaged in the retail and wholesale operations in Portugal and Poland. The company’s business is structured in three segments: Food Distribution, Manufacturing and Services.

Several positions detracted from performance, including Yue Yuen Industrial and Banco Santander. Yue Yuen Industrial (Holdings) Limited is an investment holding company. The firm, along with its subsidiaries, is principally engaged in manufacturing, marketing and retailing of athletic footwear, athletic style leisure footwear, casual and outdoor footwear. The company operates in two segments: manufacturing and sales of footwear products, and retail and distribution of sportswear products. Banco Santander, S.A. is a financial

Nuveen Investments	9

group operating principally in Spain, the United Kingdom, Portugal, other European countries, Brazil and other Latin American countries, and the United States. It offers a range of financial products and operates in four segments: Continental Europe, United Kingdom, Latin America and Sovereign.

Nuveen Symphony Optimized Alpha Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed both the S&P 500 Index and the Lipper Large-Cap Growth Funds Category Average during the period.

The Fund seeks to provide long-term capital appreciation potential with lower absolute volatility than the broad equity market by constructing a portfolio with stocks having relatively low performance correlations. The stocks are selected using a bottom-up process that consists of a combination of quantitative screens and fundamental research, which seek to create portfolios that deliver consistent returns.

The quantitative screens employ models to identify stocks with higher return potential: analyst skill, earnings quality, current valuation and insider behavior. We also focus on portfolio construction, using a process designed to optimize for the highest projected return per unit of total risk, relative to a benchmark. In general, the Fund tries to avoid credit sensitive companies with high financial leverage, and vulnerable capital structures, and shows a preference for firms with strong cash flow generation, conservative management and market leadership.

Stock selection in the energy and materials sector positively contributed to performance during the period. Although underweight the benchmark, the Fund’s top two performers for the reporting period were from the energy and materials sector, including Walter Energy, Inc. and Continental Resource Inc. Walter Energy, Inc. is a producer and exporter of metallurgical coal for the global steel industry and also produces steam coal, coal bed methane gas (natural gas), metallurgical coke and other related products. The company operates in three business segments: Underground Mining, Surface Mining and Walter Coke. Continental Resources, Inc. is an independent crude oil and natural gas exploration and production company with operations in the North, South and East regions of the United States. As of December 31, 2010, approximately 70% of its estimated proven reserves were located in the North region. It focuses its exploration activities in new or developing plays that provide opportunities to acquire undeveloped acreage positions for future drilling operations.

The Fund’s return was hurt by its holdings in Johnson & Johnson and Kimberly Clark Corporation. Johnson & Johnson is a holding company with subsidiaries engaged in the research and development, manufacture and sale of a range of products in the health care field. It has more than 250 operating companies conducting business worldwide. Kimberly-Clark Corporation is a global company focused on building its personal care, consumer tissue, and other and health care items.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Equity investments are subject to market risk. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. Investments in small- and mid-cap companies are subject to greater volatility.

10	Nuveen Investments

Fund Performance (Unaudited)

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and benchmark return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

Nuveen Symphony Large-Cap Growth Fund

Average Annual Total Returns as of March 31, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception**
Class A Shares at NAV	20.89%	24.45%	5.41%
Class A Shares at Offer	13.93%	17.31%	3.96%
Russell 1000 Growth Index***	18.57%	18.26%	3.45%
Lipper Multi-Cap Growth Funds Category Average***	19.21%	20.40%	3.35%

Class C Shares	20.43%	23.57%	4.62%
Class R3 Shares	20.70%	24.12%	5.12%
Class I Shares	20.99%	24.71%	5.66%

Class A Shares have a maximum 5.75% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

*	Six-month returns are cumulative; all other returns are annualized.
**	Since inception returns for Class A, C and I Shares are from 12/15/06; since inception return for Class R3 Shares is from 9/29/09.
***	Refer to the Glossary of Terms Used in this Report for definitions.

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Fund Performance (Unaudited) (continued)

Nuveen Symphony Large-Cap Value Fund

Average Annual Total Returns as of March 31, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception**
Class A Shares at NAV	16.94%	12.31%	3.02%
Class A Shares at Offer	10.24%	5.83%	1.76%
Russell 1000 Value Index***	17.68%	15.15%	1.43%
Lipper Multi-Cap Core Funds Category Average***	17.79%	16.78%	3.04%

Class C Shares	16.55%	11.51%	2.25%
Class R3 Shares	16.80%	12.04%	2.77%
Class I Shares	17.13%	12.61%	3.28%

Class A Shares have a maximum 5.75% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

*	Six-month returns are cumulative; all other returns are annualized.
**	Since inception returns for Class A, C and I Shares are from 5/31/06; since inception return for Class R3 Shares is from 5/5/09.
***	Refer to the Glossary of Terms Used in this Report for definitions.

12	Nuveen Investments

Nuveen Symphony Mid-Cap Core Fund

Average Annual Total Returns as of March 31, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception**
Class A Shares at NAV	21.81%	26.56%	6.21%
Class A Shares at Offer	14.82%	19.26%	4.92%
Russell Midcap Index***	21.70%	24.27%	5.42%
Lipper Mid-Cap Core Funds Category Average***	22.24%	23.06%	4.95%

Class C Shares	21.36%	25.59%	5.42%
Class R3 Shares	21.68%	26.27%	5.93%
Class I Shares	21.93%	26.83%	6.48%

Class A Shares have a maximum 5.75% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

*	Six-month returns are cumulative; all other returns are annualized.
**	Since inception returns for Class A, C and I Shares are from 5/31/06; since inception return for Class R3 Shares is from 5/5/09.
***	Refer to the Glossary of Terms Used in this Report for definitions.

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Fund Performance (Unaudited) (continued)

Nuveen Symphony Small-Mid Cap Core Fund

Average Annual Total Returns as of March 31, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception**
Class A Shares at NAV	24.49%	28.63%	3.51%
Class A Shares at Offer	17.34%	21.21%	2.25%
Russell 2500 Index***	24.85%	26.12%	5.52%
Lipper Mid-Cap Growth Funds Category Average***	23.71%	27.47%	5.77%

Class C Shares	24.01%	27.65%	2.73%
Class R3 Shares	24.25%	28.30%	3.22%
Class I Shares	24.58%	28.90%	3.77%

Class A Shares have a maximum 5.75% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

*	Six-month returns are cumulative; all other returns are annualized.
**	Since inception returns for Class A, C and I Shares are from 5/31/06; since inception return for Class R3 Shares is from 5/5/09.
***	Refer to the Glossary of Terms Used in this Report for definitions.

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Nuveen Symphony International Equity Fund

Average Annual Total Returns as of March 31, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception**
Class A Shares at NAV	11.06%	12.47%	-6.83%
Class A Shares at Offer	4.69%	6.00%	-8.75%
MSCI EAFE Index***	10.20%	10.42%	-5.30%
Lipper International Large-Cap Core Funds Category Average***	10.36%	10.79%	-5.97%

Class C Shares	10.68%	11.70%	-7.50%
Class R3 Shares	11.01%	12.25%	-7.04%
Class I Shares	11.24%	12.80%	-6.58%

Class A Shares have a maximum 5.75% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

*	Six-month returns are cumulative; all other returns are annualized.
**	Since inception returns for Class A, C and I Shares are from 5/30/08; since inception return for Class R3 Shares is from 10/4/10.
***	Refer to the Glossary of Terms Used in this Report for definitions.

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Fund Performance (Unaudited) (continued)

Nuveen Symphony Optimized Alpha Fund

Average Annual Total Returns as of March 31, 2011*

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception**
Class A Shares at NAV	16.46%	16.53%	0.53%
Class A Shares at Offer	9.77%	9.83%	-1.15%
S&P 500 Index***	17.31%	15.65%	-1.79%
Lipper Large-Cap Growth Funds Category Average***	17.34%	16.06%	-0.72%

Class C Shares	16.10%	15.69%	-0.21%
Class R3 Shares	16.34%	16.28%	0.27%
Class I Shares	16.63%	16.83%	0.78%

Class A Shares have a maximum 5.75% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

*	Six-month returns are cumulative; all other returns are annualized.
**	Since inception returns for Class A, C and I Shares are from 9/28/07; since inception return for Class R3 Shares is from 10/4/10.
***	Refer to the Glossary of Terms Used in this Report for definitions.

16	Nuveen Investments

Holding Summaries (Unaudited) as of March 31, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Symphony Large-Cap Growth Fund

Portfolio Allocation1

Nuveen Symphony Large-Cap Value Fund

Portfolio Allocation1

Portfolio Composition[1]
Computers & Peripherals	5.3%
IT Services	4.3%
Machinery	4.0%
Oil, Gas & Consumable Fuels	3.8%
Energy Equipment & Services	3.7%
Hotels, Restaurants & Leisure	3.0%
Semiconductors & Equipment	2.7%
Software	2.6%
Health Care Providers & Services	2.3%
Specialty Retail	2.2%
Food Products	2.2%
Metals & Mining	2.1%
Communications, Equipment	1.9%
Short-Term Investments	41.6%
Other	18.3%

Portfolio Composition[1]
Oil, Gas & Consumable Fuels	15.5%
Commercial Banks	11.8%
Pharmaceuticals	8.5%
Insurance	6.1%
Media	4.7%
Capital Markets	3.9%
Machinery	3.9%
Road & Rail	3.7%
Food Products	3.7%
Real Estate Investment Trust	3.6%
Diversified Telecommunication Services	2.9%
Health Care Providers & Services	2.5%
Semiconductors & Equipment	2.2%
Software	2.1%
Electric Utilities	2.1%
Diversified Financial Services	1.9%
Industrial Conglomerates	1.9%
Other	19.0%

Top Five Common Stock Holdings[2]
Apple, Inc.	6.6%
International Business Machines Corporation (IBM)	3.7%
QUALCOMM, Inc.	3.2%
Google Inc., Class A	3.1%
Schlumberger Limited	2.4%

Top Five Common Stock Holdings[1]
Johnson & Johnson	3.0%
Wells Fargo & Company	2.5%
Pfizer Inc.	2.4%
Comcast Corporation, Class A	2.2%
Verizon Communications Inc.	2.2%

1	As a percentage of total investments as of March 31, 2011. Holdings are subject to change.
2	As a percentage of total common stocks as of March 31, 2011. Holdings are subject to change.

Nuveen Investments	17

Holding Summaries (Unaudited) (continued) as of March 31, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Symphony Mid-Cap Core Fund

Portfolio Allocation1

Nuveen Symphony Small Mid-Cap Core Fund

Portfolio Allocation1

Portfolio Composition[1]
Oil, Gas & Consumable Fuels	7.1%
Machinery	7.1%
Real Estate Investment Trust	6.3%
Semiconductors & Equipment	6.1%
Capital Markets	4.6%
Specialty Retail	4.4%
Food Products	4.3%
Commercial Banks	4.0%
Insurance	3.0%
Energy Equipment & Services	3.0%
Media	3.0%
Chemicals	2.9%
Metals & Mining	2.8%
Computers & Peripherals	2.8%
Household Durables	2.8%
Road & Rail	2.5%
Auto Components	2.2%
Health Care Providers & Services	2.1%
Multi-Utilities	2.1%
Software	1.9%
Short-Term Investments	6.8%
Other	18.2%

Portfolio Composition[1]
Real Estate Investment Trust	8.1%
Oil, Gas & Consumable Fuels	6.6%
Machinery	6.1%
Semiconductors & Equipment	4.4%
Insurance	4.2%
Commercial Banks	4.2%
Health Care Providers & Services	3.7%
Chemicals	3.6%
Capital Markets	3.6%
Software	3.5%
IT Services	3.3%
Energy Equipment & Services	3.1%
Food Products	2.6%
Household Durables	2.6%
Health Care Equipment & Supplies	2.5%
Specialty Retail	2.4%
Road & Rail	2.3%
Metals & Mining	2.3%
Aerospace & Defense	2.2%
Hotels, Restaurants & Leisure	2.0%
Biotechnology	2.0%
Auto Components	2.0%
Communications, Equipment	1.7%
Electric Utilities	1.7%
Other	19.3%

Top Five Common Stock Holdings[2]
Cummins Inc.	2.2%
Oil States International Inc.	2.2%
Apple, Inc.	2.1%
Parker Hannifin Corporation	2.1%
Continental Resources Inc.	2.0%

Top Five Common Stock Holdings[1]
Cummins Inc.	1.1%
Oil States International Inc.	1.1%
Apple, Inc.	1.1%
Parker Hannifin Corporation	1.1%
Stone Energy Corporation	1.1%

1	As a percentage of total investments as of March 31, 2011. Holdings are subject to change.
2	As a percentage of total common stocks as of March 31, 2011. Holdings are subject to change.

18	Nuveen Investments

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Symphony International Equity Fund

Portfolio Allocation1

Nuveen Symphony Optimized Alpha Fund

Portfolio Allocation1

Portfolio Composition[1]
Commercial Banks	15.1%
Electrical Equipment	5.9%
Oil, Gas & Consumable Fuels	5.8%
Pharmaceuticals	5.6%
Metals & Mining	5.5%
Chemicals	5.2%
Insurance	4.1%
Automobiles	3.7%
Beverages	3.7%
Energy Equipment & Services	3.7%
Textiles, Apparel & Luxury Goods	3.5%
Food Products	3.5%
Wireless Telecommunication Services	3.4%
Food & Staples Retailing	3.0%
Industrial Conglomerates	3.0%
Machinery	2.7%
Investment Companies	4.7%
Other	17.9%

Portfolio Composition[1]
Electric Utilities	5.4%
Pharmaceuticals	5.3%
Tobacco	5.0%
IT Services	4.9%
Health Care Equipment & Supplies	4.8%
Health Care Providers & Services	4.5%
Household Products	4.3%
Machinery	4.2%
Metals & Mining	4.0%
Oil, Gas & Consumable Fuels	4.0%
Biotechnology	3.6%
Food Products	3.4%
Commercial Banks	3.4%
Multi-Utilities	3.2%
Beverages	3.2%
Computers & Peripherals	3.1%
Internet Software & Services	3.1%
Chemicals	3.0%
Specialty Retail	2.8%
Real Estate Investment Trust	2.5%
Diversified Telecommunication Services	2.2%
Insurance	2.2%
Other	17.9%

Top Five Common Stock Holdings[2]
Royal Dutch Shell PLC, Class B Shares	2.8%
DnB NOR ASA	2.7%
Millicom International Cellular SA	2.5%
Rio Tinto Limited	2.5%
Coca-Cola Amatil Limited	2.4%

Country Allocation[1]
United Kingdom	18.1%
Japan	14.3%
Australia	7.6%
Switzerland	5.6%
Germany	5.5%
France	5.3%
Canada	5.1%
Netherlands	5.0%
United States	4.7%
Luxembourg	4.0%
Norway	4.0%
Hong Kong	2.6%
Other	18.2%

Top Five Common Stock Holdings[1]
Coca-Cola Company	3.2%
Apple, Inc.	3.1%
International Business Machines Corporation (IBM)	3.1%
Edwards Lifesciences Corporation	3.0%
Johnson & Johnson	2.8%

1	As a percentage of total investments as of March 31, 2011. Holdings are subject to change.
2	As a percentage of total common stocks as of March 31, 2011. Holdings are subject to change.

Nuveen Investments	19

Expense Ratios (Unaudited)

The expense ratios below reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Symphony Large-Cap Growth Fund
Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	2.58%	1.24%
Class C	3.32%	1.99%
Class R3	2.94%	1.49%
Class I	2.46%	0.99%

The investment adviser has agreed to waive fees and reimburse expenses through January 31, 2012 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% (1.35% after January 31, 2012) of the average daily net assets of any class of fund shares. The expense limitation expiring January 31, 2012, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the fund.

Nuveen Symphony Mid-Cap Core Fund
Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	13.07%	1.39%
Class C	13.84%	2.14%
Class R3	13.53%	1.64%
Class I	13.09%	1.14%

The investment adviser has agreed to waive fees and reimburse expenses through January 31, 2012 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.15% (1.40% after January 31, 2012) of the average daily net assets of any class of fund shares. The expense limitation expiring January 31, 2012, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the fund.

Nuveen Symphony International Equity Fund
Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	12.38%	1.37%
Class C	13.15%	2.12%
Class R3	12.58%	1.62%
Class I	12.04%	1.12%

The investment adviser has agreed to waive fees and reimburse expenses through January 31, 2012 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.13% (1.38% after January 31, 2012) of the average daily net assets of any class of fund shares. The expense limitation expiring January 31, 2012, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the fund.

Nuveen Symphony Large-Cap Value Fund
Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	11.47%	1.24%
Class C	12.16%	1.99%
Class R3	11.67%	1.49%
Class I	11.09%	0.99%

The investment adviser has agreed to waive fees and reimburse expenses through January 31, 2012 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% (1.30% after January 31, 2012) of the average daily net assets of any class of fund shares. The expense limitation expiring January 31, 2012, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the fund.

Nuveen Symphony Small-Mid Cap Core Fund
Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	15.00%	1.34%
Class C	15.62%	2.09%
Class R3	15.12%	1.59%
Class I	14.56%	1.09%

The investment adviser has agreed to waive fees and reimburse expenses through January 31, 2012 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.10% (1.50% after January 31, 2012) of the average daily net assets of any class of fund shares. The expense limitation expiring January 31, 2012, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the fund.

Nuveen Symphony Optimized Equity Fund
Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	4.91%	1.24%
Class C	5.61%	1.99%
Class R3	5.09%	1.49%
Class I	4.58%	0.99%

The investment adviser has agreed to waive fees and reimburse expenses through January 31, 2012 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% (1.45% after January 31, 2012) of the average daily net assets of any class of fund shares. The expense limitation expiring January 31, 2012, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the fund.

20	Nuveen Investments

Expense Examples (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Since the R3 expense examples below for Nuveen Symphony International Equity and Nuveen Symphony Optimized Alpha reflect only the first 178 days of the class’ operations they may not provide a meaningful understanding of the class’ ongoing expenses.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Symphony Large-Cap Growth Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/11)	$1,208.90	$1,204.30	$1,207.00	$1,209.90	$1,018.80	$1,015.11	$1,017.55	$1,020.04
Expenses Incurred During Period	$6.77	$10.83	$8.14	$5.40	$6.19	$9.90	$7.44	$4.94

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.23%, 1.98%, 1.48% and .98% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Symphony Large-Cap Value Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/11)	$1,169.40	$1,165.50	$1,168.00	$1,171.30	$1,018.80	$1,015.06	$1,017.55	$1,020.04
Expenses Incurred During Period	$6.65	$10.69	$8.00	$5.31	$6.19	$9.95	$7.44	$4.94

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.23%, 1.98%, 1.48% and .98% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Symphony Mid-Cap Core Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/11)	$1,218.10	$1,213.60	$1,316.80	$1,219.30	$1,018.05	$1,014.36	$1,016.80	$1,019.30
Expenses Incurred During Period	$7.63	$11.70	$9.01	$6.25	$6.94	$10.65	$8.20	$5.69

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.38%, 2.13%, 1.63% and 1.13% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Investments	21

Expense Examples (Unaudited) (continued)

Nuveen Symphony Small-Mid Cap Core Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/11)	$1,244.90	$1,240.10	$1,242.50	$1,245.80	$1,018.30	$1,014.56	$1,017.05	$1,019.55
Expenses Incurred During Period	$7.44	$11.62	$8.83	$6.05	$6.69	$10.45	$7.95	$5.44

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.33%, 2.08%, 1.58% and 1.08% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Symphony International Equity Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/11)	$1,110.60	$1,106.80	$1,110.10	$1,112.40	$1,018.15	$1,014.46	$1,016.53	$1,019.40
Expenses Incurred During Period	$7.16	$11.03	$8.28	$5.85	$6.84	$10.55	$7.92	$5.59

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.36%, 2.11% and 1.11% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). For Class R3 of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.61% multiplied by the average account value over the period, multiplied by 178/365 (to reflect the 178 days in the period since class commencement of operations).

Nuveen Symphony Optimized Alpha Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (10/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (3/31/11)	$1,164.60	$1,161.00	$1,163.40	$1,166.30	$1,018.80	$1,015.06	$1,017.17	$1,020.04
Expenses Incurred During Period	$6.64	$10.67	$7.81	$5.29	$6.19	$9.95	$7.28	$4.94

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.23%, 1.98% and .98% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). For Class R3 of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.48% multiplied by the average account value over the period, multiplied by 178/365 (to reflect the 178 days in the period since class commencement of operations).

22	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Symphony Large-Cap Growth Fund

March 31, 2011

Shares	Description (1)	Value

	COMMON STOCKS – 98.4%

	Aerospace & Defense – 0.8%

1,020	Honeywell International Inc.	$60,904
	Auto Components – 2.4%

1,870	Johnson Controls, Inc.	77,736

1,980	TRW Automotive Holdings Corporation, (2)	109,058
	Total Auto Components	186,794
	Beverages – 1.9%

2,305	Coca-Cola Company	152,937
	Biotechnology – 0.9%

1,250	Amgen Inc., (2)	66,813
	Capital Markets – 1.0%

1,175	T. Rowe Price Group Inc.	78,044
	Chemicals – 2.4%

1,120	Celanese Corporation, Series A	49,694

1,770	Mosaic Company	139,388
	Total Chemicals	189,082
	Commercial Services & Supplies – 1.9%

1,990	Republic Services, Inc.	59,780

1,001	Stericycle Inc., (2)	88,759
	Total Commercial Services & Supplies	148,539
	Communications Equipment – 3.1%

4,470	QUALCOMM, Inc.	245,090
	Computers & Peripherals – 8.9%

1,468	Apple, Inc., (2)	511,525

2,890	EMC Corporation, (2)	76,730

2,570	NCR Corporation, (2)	48,419

1,390	SanDisk Corporation, (2)	64,065
	Total Computers & Peripherals	700,739
	Energy Equipment & Services – 6.2%

2,334	Cooper Cameron Corporation, (2)	133,271

864	FMC Technologies Inc., (2)	81,631

1,080	Oil States International Inc., (2)	82,231

1,990	Schlumberger Limited	185,587
	Total Energy Equipment & Services	482,720
	Food & Staples Retailing – 0.8%

890	Costco Wholesale Corporation	65,255
	Food Products – 3.7%

2,040	H.J. Heinz Company	99,593

1,817	Hershey Foods Corporation	98,754

1,620	Mead Johnson Nutrition Company, Class A Shares	93,847
	Total Food Products	292,194
	Health Care Equipment & Supplies – 2.5%

970	Baxter International, Inc.	52,157

1,781	Becton, Dickinson and Company	141,802
	Total Health Care Equipment & Supplies	193,959

Nuveen Investments	23

Portfolio of Investments (Unaudited)

Nuveen Symphony Large-Cap Growth Fund (continued)

March 31, 2011

Shares	Description (1)	Value

	Health Care Providers & Services – 3.8%

4,040	AmerisourceBergen Corporation	$159,822

1,770	McKesson HBOC Inc.	139,919
	Total Health Care Providers & Services	299,741
	Hotels, Restaurants & Leisure – 5.1%

1,210	Bally Technologies, Inc., (2)	45,799

410	Chipotle Mexican Grill, (2)	111,672

4,840	MGM Mirage Inc., (2)	63,646

3,470	Starbucks Corporation	128,216

1,040	YUM! Brands, Inc.	53,435
	Total Hotels, Restaurants & Leisure	402,768
	Household Durables – 1.5%

1,380	Whirlpool Corporation	117,797
	Insurance – 0.5%

810	AFLAC Incorporated	42,752
	Internet & Catalog Retail – 0.7%

2,380	Expedia, Inc.	53,931
	Internet Software & Services – 3.0%

408	Google Inc., Class A, (2)	239,174
	IT Services – 7.2%

2,940	Accenture Limited	161,612

1,190	Automatic Data Processing, Inc.	61,059

1,768	International Business Machines Corporation (IBM)	288,308

211	MasterCard, Inc.	53,113
	Total IT Services	564,092
	Life Sciences Tools & Services – 3.0%

1,920	Life Technologies Corporation, (2)	100,646

1,520	Waters Corporation, (2)	132,088
	Total Life Sciences Tools & Services	232,734
	Machinery – 6.7%

820	Caterpillar Inc.	91,307

1,050	Cummins Inc.	115,100

960	Deere & Company	93,014

1,600	Eaton Corporation	88,704

1,230	Oshkosh Truck Corporation, (2)	43,517

1,770	Timken Company	92,571
	Total Machinery	524,213
	Media – 1.5%

843	DIRECTV Group, Inc., (2)	39,452

1,560	Scripps Networks Interactive, Class A Shares	78,140
	Total Media	117,592
	Metals & Mining – 3.5%

2,362	Freeport-McMoRan Copper & Gold, Inc.	131,209

1,075	Walter Industries Inc.	145,587
	Total Metals & Mining	276,796

24	Nuveen Investments

Shares	Description (1)			Value
	Oil, Gas & Consumable Fuels – 6.4%

1,170	Cimarex Energy Company			$134,830

1,210	ConocoPhillips			96,631

1,525	Continental Resources Inc., (2)			108,992

1,070	Murphy Oil Corporation			78,559

3,340	Petrohawk Energy Corporation, (2)			81,964
	Total Oil, Gas & Consumable Fuels			500,976
	Real Estate Management & Development – 0.7%

570	Jones Lang LaSalle Inc.			56,852
	Retail REIT – 1.0%

714	Simon Property Group, Inc.			76,512
	Road & Rail – 2.9%

1,960	Kansas City Southern Industries, (2)			106,722

1,220	Union Pacific Corporation			119,963
	Total Road & Rail			226,685
	Semiconductors & Equipment – 4.5%

3,300	Cypress Semiconductor Corporation, (2)			63,954

4,355	Intel Corporation			87,840

3,292	Marvell Technology Group Ltd., (2)			51,191

2,960	Novellus Systems, Inc., (2)			109,905

2,110	Teradyne Inc., (2)			37,579
	Total Semiconductors & Equipment			350,469
	Software – 4.3%

738	Ansys Inc., (2)			39,992

2,000	Microsoft Corporation			50,720

5,380	Oracle Corporation			179,531

1,280	Rovi Corporation, (2)			68,672
	Total Software			338,915
	Specialized REIT – 0.8%

970	Rayonier Inc.			60,441
	Specialty Retail – 3.8%

1,670	Advance Auto Parts, Inc.			109,585

1,460	Tractor Supply Company			87,396

2,450	Williams-Sonoma Inc.			99,225
	Total Specialty Retail			296,206
	Tobacco – 1.0%

1,175	Philip Morris International			77,115
	Total Common Stocks (cost $5,526,748)			7,718,831

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 70.1%

$5,498	Repurchase Agreement with State Street Bank, dated 3/31/11, repurchase price $5,498,263, collateralized by $5,520,000 U.S. Treasury Notes, 1.375%, due 5/15/13, value $5,608,890	0.010%	4/01/11	$5,498,261
	Total Short-Term Investments (cost $5,498,261)			5,498,261
	Total Investments (cost $11,025,009) – 168.5%			13,217,092
	Other Assets Less Liabilities – (68.5)%			(5,371,102)
	Net Assets – 100%			$7,845,990

Nuveen Investments	25

Portfolio of Investments (Unaudited)

Nuveen Symphony Large-Cap Growth Fund (continued)

March 31, 2011

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

26	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Symphony Large-Cap Value Fund

March 31, 2011

Shares	Description (1)	Value

	COMMON STOCK – 101.1%

	Aerospace & Defense – 1.5%

145	L–3 Communications Holdings, Inc.	$11,355

130	United Technologies Corporation	11,005
	Total Aerospace & Defense	22,360

	Auto Components – 1.4%

383	TRW Automotive Holdings Corporation, (2)	21,096
	Biotechnology – 1.5%

413	Amgen Inc., (2)	22,075
	Capital Markets – 4.0%

114	Affiliated Managers Group Inc., (2)	12,468

837	Ares Capital Corporation	14,145

1,066	E*Trade Group Inc., (2)	16,662

579	Invesco LTD	14,799
	Total Capital Markets	58,074
	Chemicals – 1.2%

511	Interpid Potash Inc., (2)	17,793
	Commercial Banks – 11.9%

1,508	Associated Banc-Corp.	22,394

273	Comerica Incorporated	10,025

995	East West Bancorp Inc.	21,850

2,584	KeyCorp.	22,946

165	M&T Bank Corporation	14,598

1,103	U.S. Bancorp	29,152

1,150	Wells Fargo & Company	36,455

740	Zions Bancorporation	17,064
	Total Commercial Banks	174,484
	Commercial Services & Supplies – 1.2%

595	Republic Services, Inc.	17,874
	Construction Materials – 0.6%

200	Vulcan Materials Company	9,120
	Consumer Finance – 1.4%

841	Discover Financial Services	20,285
	Diversified Financial Services – 2.0%

6,522	Citigroup Inc., (2)	28,827
	Diversified Telecommunication Services – 2.9%

232	CenturyLink, Inc.	9,640

848	Verizon Communications Inc.	32,682
	Total Diversified Telecommunication Services	42,322
	Electric Utilities – 2.1%

834	Duke Energy Corporation	15,137

384	Exelon Corporation	15,836
	Total Electric Utilities	30,973
	Energy Equipment & Services – 1.4%

402	Halliburton Company	20,036

Nuveen Investments	27

Portfolio of Investments (Unaudited)

Nuveen Symphony Large-Cap Value Fund (continued)

March 31, 2011

Shares	Description (1)	Value

	Food Products – 3.7%

435	Hershey Foods Corporation	$23,642

399	Mead Johnson Nutrition Company, Class A Shares	23,114

114	Ralcorp Holdings Inc., (2)	7,801
	Total Food Products	54,557
	Health Care Providers & Services – 2.5%

312	Humana Inc., (2)	21,821

196	McKesson HBOC Inc.	15,494
	Total Health Care Providers & Services	37,315
	Hotels, Restaurants & Leisure – 0.6%

682	MGM Mirage Inc., (2)	8,968
	Household Durables – 1.6%

599	Newell Rubbermaid Inc.	11,459

134	Whirlpool Corporation	11,438
	Total Household Durables	22,897
	Independent Power Producers & Energy Traders – 0.7%

348	Constellation Energy Group	10,833
	Industrial Conglomerates – 1.9%

1,401	General Electric Company	28,090
	Insurance – 6.2%

266	AFLAC Incorporated	14,039

220	Aon Corporation	11,651

988	Hartford Financial Services Group, Inc.	26,607

428	Lincoln National Corporation	12,857

174	Reinsurance Group of America Inc.	10,924

1,059	Symetra Financial Corporation	14,402
	Total Insurance	90,480
	IT Services – 1.5%

237	Automatic Data Processing, Inc.	12,160

58	International Business Machines Corporation (IBM)	9,458
	Total IT Services	21,618
	Machinery – 4.0%

130	Caterpillar Inc.	14,476

297	Oshkosh Truck Corporation, (2)	10,508

201	Parker Hannifin Corporation	19,031

268	Timken Company	14,016
	Total Machinery	58,031
	Media – 4.7%

1,349	Comcast Corporation, Class A	33,347

216	Liberty Media Starz, (2)	16,762

422	Viacom Inc., Class B	19,631
	Total Media	69,740
	Metals & Mining – 1.9%

499	Freeport-McMoRan Copper & Gold, Inc.	27,719
	Multiline Retail – 1.0%

619	Macy’s, Inc.	15,017

28	Nuveen Investments

Shares	Description (1)	Value

	Office REIT – 1.2%

298	Digital Realty Trust Inc.	$17,326
	Oil, Gas & Consumable Fuels – 15.7%

144	Apache Corporation	18,852

334	Arch Coal Inc.	12,037

303	ConocoPhillips	24,198

183	Continental Resources Inc., (2)	13,079

276	Devon Energy Corporation	25,329

163	Exxon Mobil Corporation	13,713

243	Hess Corporation	20,706

262	Newfield Exploration Company, (2)	19,915

261	Occidental Petroleum Corporation	27,272

380	QEP Resources Inc., (2)	15,405

290	Range Resources Corporation	16,953

836	Tesoro Corporation	22,430
	Total Oil, Gas & Consumable Fuels	229,889
	Paper & Forest Products – 0.5%

79	Domtar Corporation	7,251
	Pharmaceuticals – 8.6%

812	Bristol-Myers Squibb Company	21,461

741	Johnson & Johnson	43,905

1,722	Pfizer Inc.	34,974

473	Watson Pharmaceuticals Inc., (2)	26,493
	Total Pharmaceuticals	126,833
	Residential REIT – 0.5%

136	Camden Property Trust	7,728
	Retail REIT – 1.1%

145	Simon Property Group, Inc.	15,538
	Road & Rail – 3.7%

378	CSX Corporation	29,711

253	Union Pacific Corporation	24,877
	Total Road & Rail	54,588
	Semiconductors & Equipment – 2.2%

712	Intel Corporation	14,361

384	KLA-Tencor Corporation	18,190
	Total Semiconductors & Equipment	32,551
	Software – 2.1%

1,240	Microsoft Corporation	31,446
	Specialized REIT – 0.9%

204	Rayonier Inc.	12,711
	Tobacco – 1.2%

259	Philip Morris International	16,998
	Total Investments (cost $1,279,556) – 101.1%	1,483,443
	Other Assets Less Liabilities – (1.1)%	(15,441)
	Net Assets – 100%	$1,468,002

Nuveen Investments	29

Portfolio of Investments (Unaudited)

Nuveen Symphony Large-Cap Value Fund (continued)

March 31, 2011

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

30	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Symphony Mid-Cap Core Fund

March 31, 2011

Shares	Description (1)	Value

	COMMON STOCKS – 94.2%

	Aerospace & Defense – 1.7%

551	BE Aerospace Inc., (2)	$19,577

1,313	Textron Inc.	35,963
	Total Aerospace & Defense	55,540
	Auto Components – 2.2%

1,402	Goodyear Tire & Rubber Company, (2)	21,002

934	TRW Automotive Holdings Corporation, (2)	51,445
	Total Auto Components	72,447
	Beverages – 1.2%

1,020	Dr. Pepper Snapple Group	37,903
	Biotechnology – 1.2%

1,579	BioMarin Pharmaceutical Inc., (2)	39,680
	Capital Markets – 4.7%

395	Affiliated Managers Group Inc., (2)	43,201

836	Ameriprise Financial, Inc.	51,063

1,546	Invesco LTD	39,516

528	Legg Mason, Inc.	19,056
	Total Capital Markets	152,836
	Chemicals – 2.9%

1,122	Celanese Corporation, Series A	49,783

169	CF Industries Holdings, Inc.	23,118

669	Interpid Potash Inc., (2)	23,295
	Total Chemicals	96,196
	Commercial Banks – 4.0%

3,033	Associated Banc-Corp.	45,040

541	Commerce Bancshares Inc.	21,878

4,063	KeyCorp.	36,079

1,292	Zions Bancorporation	29,794
	Total Commercial Banks	132,791
	Computers & Peripherals – 2.8%

187	Apple, Inc., (2)	65,160

581	Network Appliance Inc., (2)	27,993
	Total Computers & Peripherals	93,153
	Diversified Financial Services – 0.8%

1,054	Nasdaq Stock Market, Inc., (2)	27,235
	Diversified Telecommunication Services – 1.3%

1,012	CenturyLink, Inc.	42,049
	Electric Utilities – 1.0%

571	Edison International	20,893

326	Exelon Corporation	13,444
	Total Electric Utilities	34,337
	Electronic Equipment & Instruments – 0.7%

630	FLIR Systems Inc., (2)	21,804

Nuveen Investments	31

Portfolio of Investments (Unaudited)

Nuveen Symphony Mid-Cap Core Fund (continued)

March 31, 2011

Shares	Description (1)	Value

	Energy Equipment & Services – 3.0%

342	FMC Technologies Inc., (2)	$32,312

885	Oil States International Inc., (2)	67,384
	Total Energy Equipment & Services	99,696
	Food Products – 4.4%

674	Corn Products International, Inc.	34,927

883	Hershey Foods Corporation	47,991

769	Mead Johnson Nutrition Company, Class A Shares	44,548

238	Ralcorp Holdings Inc., (2)	16,286
	Total Food Products	143,752
	Gas Utilities – 1.5%

649	National Fuel Gas Company	48,026
	Health Care Equipment & Supplies – 1.7%

301	Beckman Coulter, Inc.	25,004

1,439	Hologic Inc., (2)	31,946
	Total Health Care Equipment & Supplies	56,950
	Health Care Providers & Services – 2.2%

672	Humana Inc., (2)	47,000

811	Lincare Holdings	24,054
	Total Health Care Providers & Services	71,054
	Hotels, Restaurants & Leisure – 1.4%

571	Bally Technologies, Inc., (2)	21,612

1,946	MGM Mirage Inc., (2)	25,590
	Total Hotels, Restaurants & Leisure	47,202
	Household Durables – 2.8%

764	Lennar Corporation, Class A	13,844

2,402	Newell Rubbermaid Inc.	45,950

380	Whirlpool Corporation	32,437
	Total Household Durables	92,231
	Independent Power Producers & Energy Traders – 1.2%

1,230	Constellation Energy Group	38,290
	Insurance – 3.1%

1,819	Lincoln National Corporation	54,643

1,451	WR Berkley Corporation	46,737
	Total Insurance	101,380
	Internet & Catalog Retail – 0.7%

1,032	Expedia, Inc.	23,385
	IT Services – 0.6%

82	MasterCard, Inc.	20,641
	Machinery – 7.1%

622	Cummins Inc.	68,184

489	Dover Corporation	32,147

622	Oshkosh Truck Corporation, (2)	22,006

679	Parker Hannifin Corporation	64,288

922	Timken Company	48,221
	Total Machinery	234,846

32	Nuveen Investments

Shares	Description (1)	Value

	Media – 3.0%

446	Liberty Media Starz, (2)	$34,610

613	Madison Square Garden Inc., (2)	16,545

951	Scripps Networks Interactive, Class A Shares	47,636
	Total Media	98,791
	Metals & Mining – 2.9%

321	Cliffs Natural Resources Inc.	31,548

1,299	Steel Dynamics Inc.	24,382

280	Walter Industries Inc.	37,920
	Total Metals & Mining	93,850
	Mortgage REIT – 1.3%

2,428	Annaly Capital Management Inc.	42,369
	Multiline Retail – 1.2%

1,686	Macy’s, Inc.	40,902
	Multi-Utilities – 2.1%

610	OGE Energy Corp.	30,842

737	Sempra Energy	39,430
	Total Multi-Utilities	70,272
	Office REIT – 1.9%

422	Digital Realty Trust Inc.	24,535

2,737	Duke Realty Corporation	38,345
	Total Office REIT	62,880
	Oil, Gas & Consumable Fuels – 7.2%

873	Continental Resources Inc., (2)	62,392

281	Hess Corporation	23,944

483	Peabody Energy Corporation	34,757

807	SM Energy Company	59,871

2,046	Tesoro Corporation	54,894
	Total Oil, Gas & Consumable Fuels	235,858
	Pharmaceuticals – 1.5%

662	Warner Chilcott Limited, (2)	15,411

608	Watson Pharmaceuticals Inc., (2)	34,054
	Total Pharmaceuticals	49,465
	Professional Services – 0.7%

390	Towers Watson & Company, Class A Shares	21,629
	Residential REIT – 1.3%

350	Essex Property Trust Inc.	43,400
	Retail REIT – 1.0%

600	Taubman Centers Inc.	32,148
	Road & Rail – 2.6%

1,787	Hertz Global Holdings Inc., (2)	27,931

1,034	Kansas City Southern Industries, (2)	56,301
	Total Road & Rail	84,232
	Semiconductors & Equipment – 6.2%

997	Broadcom Corporation, Class A	39,262

2,482	Cypress Semiconductor Corporation, (2)	48,101

Nuveen Investments	33

Portfolio of Investments (Unaudited)

Nuveen Symphony Mid-Cap Core Fund (continued)

March 31, 2011

Shares	Description (1)			Value

	Semiconductors & Equipment (continued)

1,177	KLA-Tencor Corporation			$55,754

1,756	Marvell Technology Group Ltd., (2)			27,306

2,970	Micron Technology, Inc., (2)			34,036
	Total Semiconductors & Equipment			204,459
	Software – 1.9%

520	Rovi Corporation, (2)			27,898

264	Salesforce.com, Inc., (2)			35,265
	Total Software			63,163
	Specialized REIT – 0.8%

436	Rayonier Inc.			27,167
	Specialty Retail – 4.4%

602	Advance Auto Parts, Inc.			39,503

744	Limited Brands, Inc.			24,463

438	Tractor Supply Company			26,219

1,360	Williams-Sonoma Inc.			55,080
	Total Specialty Retail			145,265
	Total Common Stocks (cost $2,601,995)			3,099,274

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 6.9%

$226	Repurchase Agreement with Fixed Income Clearing Corporation, dated 3/31/11, repurchase price $225,640, collateralized by $235,000 U.S. Treasury Notes, 0.625%, due 1/31/13, value $234,706	0.010%	4/01/11	$225,640
	Total Short-Term Investments (cost $225,640)			225,640
	Total Investments (cost $2,827,635) – 101.1%			3,324,914
	Other Assets Less Liabilities – (1.1)%			(36,585)
	Net Assets – 100%			$3,288,329

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

34	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Symphony Small-Mid Cap Core Fund

March 31, 2011

Shares	Description (1)	Value

	COMMON STOCKS – 101.6%

	Aerospace & Defense – 2.2%

120	BE Aerospace Inc., (2)	$4,264

126	Esterline Technologies Corporation, (2)	8,911

198	GeoEye, Inc., (2)	8,233

294	Textron Inc.	8,053
	Total Aerospace & Defense	29,461
	Auto Components – 2.0%

415	Cooper Tire & Rubber	10,686

315	Goodyear Tire & Rubber Company, (2)	4,719

208	TRW Automotive Holdings Corporation, (2)	11,457
	Total Auto Components	26,862
	Beverages – 0.6%

229	Dr. Pepper Snapple Group	8,510
	Biotechnology – 2.0%

354	BioMarin Pharmaceutical Inc., (2)	8,896

258	Incyte Pharmaceuticals Inc., (2)	4,089

899	Nabi Biopharmaceuticals, (2)	5,223

696	Neurocrine Biosciences Inc.	5,283

634	PDL Biopahrma Inc.	3,677
	Total Biotechnology	27,168
	Capital Markets – 3.6%

89	Affiliated Managers Group Inc., (2)	9,734

188	Ameriprise Financial, Inc.	11,483

493	Apollo Investment Corporation	5,946

228	Artio Global Investors Inc.	3,684

249	Calamos Asset Management, Inc. Class A	4,131

347	Invesco LTD	8,869

118	Legg Mason, Inc.	4,259
	Total Capital Markets	48,106
	Chemicals – 3.6%

252	Celanese Corporation, Series A	11,181

38	CF Industries Holdings, Inc.	5,198

150	Interpid Potash Inc., (2)	5,223

174	Minerals Technologies Inc.	11,922

321	Solutia Inc., (2)	8,153

119	Westlake Chemical Corporation	6,688
	Total Chemicals	48,365
	Commercial Banks – 4.3%

680	Associated Banc-Corp.	10,098

359	Columbia Banking Systems Inc.	6,882

121	Commerce Bancshares Inc.	4,893

385	Community Bank System Inc.	9,344

359	First Financial Bancorp.	5,992

911	KeyCorp.	8,090

229	MB Financial, Inc.	4,800

Nuveen Investments	35

Portfolio of Investments (Unaudited)

Nuveen Symphony Small-Mid Cap Core Fund (continued)

March 31, 2011

Shares	Description (1)	Value

	Commercial Banks (continued)

290	Zions Bancorporation	$6,687
	Total Commercial Banks	56,786
	Commercial Services & Supplies – 0.6%

79	Clean Harbors, Inc., (2)	7,794
	Communications Equipment – 1.7%

112	Comtech Telecom Corporation, (2)	3,044

140	Interdigital Inc., (2)	6,679

365	Plantronics Inc.	13,366
	Total Communications Equipment	23,089
	Computers & Peripherals – 1.6%

42	Apple, Inc., (2)	14,635

130	Network Appliance Inc., (2)	6,263
	Total Computers & Peripherals	20,898
	Containers & Packaging – 0.4%

623	Boise Inc.	5,707
	Diversified Consumer Services – 0.9%

217	Sothebys Holdings Inc.	11,414
	Diversified Financial Services – 0.5%

236	Nasdaq Stock Market, Inc., (2)	6,098
	Diversified REIT – 0.6%

135	PS Business Parks Inc.	7,822
	Diversified Telecommunication Services – 0.7%

227	CenturyLink Inc.	9,432
	Electric Utilities – 1.7%

128	Edison International	4,684

73	Exelon Corporation	3,011

265	Portland General Electric Company	6,299

278	UIL Holdings Corporation	8,485
	Total Electric Utilities	22,479
	Electrical Equipment – 0.8%

541	GrafTech International Ltd., (2)	11,161
	Electronic Components – 0.4%

585	Power One Inc, (2)	5,119
	Electronic Equipment & Instruments – 0.4%

141	FLIR Systems Inc., (2)	4,880
	Energy Equipment & Services – 3.1%

77	FMC Technologies Inc., (2)	7,275

226	Hornbeck Offshore Services Inc.	6,972

199	Oil States International Inc., (2)	15,152

1,805	Parker Drilling Company, (2)	12,473
	Total Energy Equipment & Services	41,872
	Food Products – 2.6%

151	Corn Products International, Inc.	7,825

62	Diamond Foods Inc.	3,460

188	Hershey Foods Corporation	10,218

36	Nuveen Investments

Shares	Description (1)	Value

	Food Products (continued)

172	Mead Johnson Nutrition Company, Class A Shares	$9,964

53	Ralcorp Holdings Inc., (2)	3,627
	Total Food Products	35,094
	Gas Utilities – 0.8%

146	National Fuel Gas Company	10,804
	Health Care Equipment & Supplies – 2.6%

339	Align Technology, Inc., (2)	6,943

67	Beckman Coulter, Inc.	5,566

323	Hologic Inc., (2)	7,171

303	Masimo Corporation	10,029

136	Steris Corporation	4,697
	Total Health Care Equipment & Supplies	34,406
	Health Care Providers & Services – 3.8%

92	Air Methods Corporation, (2)	6,187

134	Centene Corporation, (2)	4,419

407	Five Star Quality Care Inc.	3,309

548	HealthSouth Corporation, (2)	13,688

151	Humana Inc., (2)	10,561

182	Lincare Holdings	5,398

214	Owens and Minor Inc.	6,951
	Total Health Care Providers & Services	50,513
	Hotels, Restaurants & Leisure – 2.1%

128	Bally Technologies, Inc., (2)	4,845

437	MGM Mirage Inc., (2)	5,747

486	Orient Express Hotels Limited	6,012

930	Scientific Games Corporation	8,127

61	Vail Resorts, Inc.	2,974
	Total Hotels, Restaurants & Leisure	27,705
	Household Durables – 2.6%

171	Lennar Corporation, Class A	3,099

131	Meritage Corporation, (2)	3,161

539	Newell Rubbermaid Inc.	10,311

219	Tempur Pedic International Inc., (2)	11,094

86	Whirlpool Corporation	7,341
	Total Household Durables	35,006
	Independent Power Producers & Energy Traders – 0.6%

276	Constellation Energy Group	8,592
	Industrial REIT – 0.5%

297	Dupont Fabros Technology Inc.	7,202
	Insurance – 4.3%

375	Alterra Capital Holdings Limited	8,378

391	Delphi Financial Group, Inc.	12,008

408	Lincoln National Corporation	12,256

262	Primerica Inc.	6,684

300	Tower Group Inc.	7,209

Nuveen Investments	37

Portfolio of Investments (Unaudited)

Nuveen Symphony Small-Mid Cap Core Fund (continued)

March 31, 2011

Shares	Description (1)	Value

	Insurance (continued)

326	WR Berkley Corporation	$10,500
	Total Insurance	57,035
	Internet & Catalog Retail – 0.4%

232	Expedia, Inc.	5,257
	Internet Software & Services – 1.0%

309	Rackspace Hosting Inc., (2)	13,241
	IT Services – 3.3%

323	CSG Systems International Inc., (2)	6,441

18	MasterCard, Inc.	4,531

113	Maximus Inc.	9,172

96	Unisys Corporation, (2)	2,997

211	VeriFone Holdings Inc., (2)	11,594

183	Wright Express Corporation, (2)	9,487
	Total IT Services	44,222
	Leisure Equipment & Products – 0.7%

111	Polaris Industries Inc.	9,659
	Life Sciences Tools & Services – 0.7%

447	Affymetrix, Inc., (2)	2,329

54	Bio-Rad Laboratories Inc., (2)	6,488
	Total Life Sciences Tools & Services	8,817
	Machinery – 6.2%

173	Astecx Industries Inc.	6,451

139	Cummins Inc.	15,236

106	Dover Corporation	6,968

453	Meritor Inc.	7,687

52	Nordson Corporation	5,983

139	Oshkosh Truck Corporation, (2)	4,918

152	Parker Hannifin Corporation	14,391

80	Sauer-Danfoss, Inc.	4,074

207	Timken Company	10,826

180	Twin Disc, Inc.	5,800
	Total Machinery	82,334
	Marine – 0.4%

493	Genco Shipping and Trading Limited, (2)	5,310
	Media – 1.7%

100	Liberty Media Starz, (2)	7,760

137	Madison Square Garden Inc., (2)	3,698

213	Scripps Networks Interactive, Class A Shares	10,669
	Total Media	22,127
	Metals & Mining – 2.3%

72	Cliffs Natural Resources Inc.	7,076

285	Noranda Aluminum Hodlings Corporation	4,574

179	RTI International Metals, Inc., (2)	5,576

291	Steel Dynamics Inc.	5,462

63	Walter Industries Inc.	8,532
	Total Metals & Mining	31,220

38	Nuveen Investments

Shares	Description (1)	Value

	Mortgage REIT – 1.4%

545	Annaly Capital Management Inc.	$9,510

1,211	Anworth Mortgage Asset Corporation	8,586
	Total Mortgage REIT	18,096
	Multiline Retail – 1.3%

193	Dillard’s, Inc., Class A	7,743

378	Macy’s, Inc.	9,170
	Total Multiline Retail	16,913
	Multi-Utilities – 1.2%

137	OGE Energy Corp.	6,927

165	Sempra Energy	8,828
	Total Multi-Utilities	15,755
	Office REIT – 1.3%

95	Digital Realty Trust Inc.	5,523

614	Duke Realty Corporation	8,602

178	Parkway Properties Inc.	3,026
	Total Office REIT	17,151
	Oil, Gas & Consumable Fuels – 6.7%

462	Cloud Peak Energy Inc.	9,975

196	Continental Resources Inc., (2)	14,008

63	Hess Corporation	5,368

108	Peabody Energy Corporation	7,772

622	Petroquest Energy Inc., (2)	5,822

181	SM Energy Company	13,428

420	Stone Energy Corporation, (2)	14,015

459	Tesoro Corporation	12,315

96	Whiting Petroleum Corporation, (2)	7,051
	Total Oil, Gas & Consumable Fuels	89,754
	Personal Products – 0.6%

657	Prestige Brands Holdings Inc.	7,556
	Pharmaceuticals – 0.8%

149	Warner Chilcott Limited, (2)	3,469

136	Watson Pharmaceuticals Inc., (2)	7,617
	Total Pharmaceuticals	11,086
	Professional Services – 0.8%

154	Acacia Research, (2)	5,270

88	Towers Watson & Company, Class A Shares	4,880
	Total Professional Services	10,150
	Residential REIT – 2.4%

161	Equity Lifestyles Properties Inc.	9,282

78	Essex Property Trust Inc.	9,672

125	Home Properties New York, Inc.	7,369

97	Mid-America Apartment Communities	6,227
	Total Residential REIT	32,550

Nuveen Investments	39

Portfolio of Investments (Unaudited)

Nuveen Symphony Small-Mid Cap Core Fund (continued)

March 31, 2011

Shares	Description (1)	Value

	Retail REIT – 0.9%

328	Ramco-Gershenson Properties Trust	$4,110

135	Taubman Centers Inc.	7,233
	Total Retail REIT	11,343
	Road & Rail – 2.4%

215	Genesee & Wyoming Inc.	12,513

401	Hertz Global Holdings Inc., (2)	6,268

232	Kansas City Southern Industries, (2)	12,632
	Total Road & Rail	31,413
	Semiconductors & Equipment – 4.5%

224	Broadcom Corporation, Class A	8,821

557	Cypress Semiconductor Corporation, (2)	10,795

264	KLA-Tencor Corporation	12,506

394	Marvell Technology Group Ltd., (2)	6,127

666	Micron Technology, Inc., (2)	7,632

632	ON Semiconductor Corporation, (2)	6,238

870	Silicon Image, Inc., (2)	7,804
	Total Semiconductors & Equipment	59,923
	Software – 3.5%

193	Advent Software Inc., (2)	5,533

130	Ansys Inc., (2)	7,045

259	CommVault Systems, Inc., (2)	10,329

163	Manhattan Associates Inc., (2)	5,333

116	Rovi Corporation, (2)	6,223

59	Salesforce.com, Inc., (2)	7,881

246	VirnetX Holding Corporation	4,898
	Total Software	47,242
	Specialized REIT – 1.1%

323	LaSalle Hotel Properties	8,721

98	Rayonier Inc.	6,106
	Total Specialized REIT	14,827
	Specialty Retail – 2.4%

128	Advance Auto Parts, Inc.	8,399

158	Limited Brands, Inc.	5,195

98	Tractor Supply Company	5,866

305	Williams-Sonoma Inc.	12,353
	Total Specialty Retail	31,813
	Textiles, Apparel & Luxury Goods – 1.4%

59	Deckers Outdoor Corporation, (2)	5,083

141	Fossil Inc., (2)	13,205
	Total Textiles, Apparel & Luxury Goods	18,288
	Trading Companies & Distributors – 0.6%

249	United Rentals Inc.	8,287
	Total Investments (cost $1,032,480) – 101.6%	1,353,714
	Other Assets Less Liabilities – (1.6)%	(21,175)
	Net Assets – 100%	$1,332,539

40	Nuveen Investments

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nuveen Investments	41

Portfolio of Investments (Unaudited)

Nuveen Symphony International Equity Fund

March 31, 2011

Shares	Description (1)	Value

	COMMON STOCKS – 92.3%

	Automobiles – 3.6%

436	Honda Motor Company Limited, ADR	$16,354

100	Honda Motor Company Limited	3,757

88	Toyota Motor Corporation, Sponsored ADR	7,062

248	Toyota Motor Corporation	9,988
	Total Automobiles	37,161
	Beverages – 3.6%

1,875	Coca-Cola Amatil Limited	22,769

186	Coca-Cola Femsa SAB de CV	14,320
	Total Beverages	37,089
	Capital Markets – 0.6%

348	UBS AG, (2)	6,244
	Chemicals – 5.0%

661	Kuraray Company Limited	8,519

198	Nitto Denko Corporation	10,497

204	Potash Corporation of Saskatchewan	12,034

409	Umicore	20,284
	Total Chemicals	51,334
	Commercial Banks – 14.7%

664	Banco Itau Holdings Financeira, S.A., Sponsred ADR	15,969

664	Banco Santander Central S.A., ADR	7,782

93	BNP Paribas SA	6,802

112	Canadian Imperial Bank of Commerce	9,658

1,689	DnB NOR ASA	25,914

629	Hang Seng Bank	10,156

1,191	HSBC Holdings PLC	12,247

736	Mitsubishi UFJ Financial Group, Inc., ADR	3,398

2,399	Mizuho Financial Group	3,980

114	Societe Generale	7,408

670	Standard Chartered PLC	17,380

319	Sumitomo Mitsui Financial Group	9,917

198	Toronto-Dominion Bank	17,540

22	Toronto-Dominion Bank	1,947
	Total Commercial Banks	150,098
	Commercial Services & Supplies – 0.5%

201	Aggreko PLC	5,082
	Construction & Engineering – 1.0%

196	Royal Boskalis Westminster NV	10,365
	Electrical Equipment – 5.7%

872	ABB Limited, ADR	21,094

140	ABB Limited, ADR	3,362

755	Nidec Corporation, ADR	16,331

28	Nidec Corporation	2,424

429	Sensata Techologies Holdings	14,899
	Total Electrical Equipment	58,110

42	Nuveen Investments

Shares	Description (1)	Value

	Electronic Equipment & Instruments – 2.4%

503	Hoya Corporation	$11,477

960	Nippon Electric Glass Company Limited	13,596
	Total Electronic Equipment & Instruments	25,073
	Energy Equipment & Services – 3.6%

1,076	AMEC PLC	20,593

79	Subsea 7 SA	1,996

555	Subsea 7 SA, (3)	14,016
	Total Energy Equipment & Services	36,605
	Food & Staples Retailing – 2.9%

1,350	Jeronimo Martins SGPS	21,715

614	Koninklijke Ahold NV, Sponsored ADR, (3)	8,264
	Total Food & Staples Retailing	29,979
	Food Products – 3.4%

218	Nestle S.A., Sponsored ADR, (3)	12,531

51	Nestle SA	2,923

153	Unilever PLC, ADR	4,685

483	Unilever PLC	14,722
	Total Food Products	34,861
	Health Care Providers & Services – 1.4%

210	Fresenius SE, ADR	14,179
	Industrial Conglomerates – 2.9%

1,876	Fraser and Neave Limited	8,945

124	Rheinmetall AG	10,275

77	Siemens AG, Sponsored ADR	10,553
	Total Industrial Conglomerates	29,773
	Insurance – 4.0%

361	Hannover Rueckversicherung AG	19,710

168	Prudential Corporation PLC	1,904

359	Prudential Corporation PLC	8,156

277	Willis Group Holdings PLC	11,180
	Total Insurance	40,950
	Internet Software & Services – 0.5%

195	Tencent Holdings Limited	4,753
	Machinery – 2.6%

302	Kone OYJ	17,377

83	Vallourec SA	9,311
	Total Machinery	26,688
	Media – 0.8%

125	WPP Group PLC	7,720
	Metals & Mining – 5.3%

160	BHP Billiton PLC, ADR	15,341

60	BHP Billiton PLC, ADR	2,890

267	Rio Tinto Limited	23,406

820	Sterlite Industries India Ltd., ADR	12,661
	Total Metals & Mining	54,298

Nuveen Investments	43

Portfolio of Investments (Unaudited)

Nuveen Symphony International Equity Fund (continued)

March 31, 2011

Shares	Description (1)	Value

	Multiline Retail – 1.2%

378	Next PLC	$12,006
	Office Electronics – 0.7%

171	Canon Inc.	7,413
	Oil, Gas & Consumable Fuels – 5.6%

105	BG PLC	2,613

90	BG PLC., Sponsored ADR, (3)	11,241

721	Royal Dutch Shell PLC, Class B Shares	26,140

122	StatoilHydro ASA	3,382

373	StatoilHydro ASA, Sponsored ADR	10,310

62	Total SA, Sponsored ADR	3,780
	Total Oil, Gas & Consumable Fuels	57,466
	Pharmaceuticals – 5.4%

219	AstraZeneca PLC, Sponsored ADR	10,100

153	Novartis AG, Sponsored ADR	8,316

26	Novartis AG, Sponsored ADR	1,410

106	Novo Nordisk A/S	13,317

304	Sanofi-Aventis, Sponsored ADR	10,707

24	Sanofi-Synthelabo, SA	1,683

195	Teva Pharmaceutical Industries Limited, Sponsored ADR	9,783
	Total Pharmaceuticals	55,316
	Real Estate Investment Trust – 1.0%

856	Westfield Group	8,270

856	Westfield Realty Trust	2,320
	Total Real Estate Investment Trust	10,590
	Real Estate Management & Development – 1.9%

509	Brookfield Properties Corporation	9,009

2,537	Hysan Development Company	10,437
	Total Real Estate Management & Development	19,446
	Semiconductors & Equipment – 1.6%

363	ASM Lithography Holding NV	16,154
	Specialty Retail – 0.9%

110	Industria de Diseno Textil SA, Inditex	8,827
	Textiles, Apparel & Luxury Goods – 3.4%

568	Burberry Group PLC	10,697

81	LVMH Moet Hennessy	12,822

3,665	Yue Yuen Industrial Holdings Limited	11,591
	Total Textiles, Apparel & Luxury Goods	35,110
	Tobacco – 1.1%

66	British American Tobacco PLC	2,649

109	British American Tobacco PLC	8,828
	Total Tobacco	11,477
	Trading Companies & Distributors – 1.7%

944	Mitsui & Company Limited	16,921

44	Nuveen Investments

Shares	Description (1)	Value

	Wireless Telecommunication Services – 3.3%

247	Millicom International Cellular SA	$23,754

3,503	Vodafone Group PLC	9,918
	Total Wireless Telecommunication Services	33,672
	Total Common Stocks (cost $732,141)	944,760

Shares	Description (1)	Value
	INVESTMENT COMPANIES – 4.5%

771	I-Shares MSCI EAFE Index Fund	$46,327
	Total Investment Companies (cost $44,777)	46,327
	Total Investments (cost $776,918) – 96.8%	991,087
	Other Assets Less Liabilities – 3.2%	32,808
	Net Assets – 100%	$1,023,895

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	For fair value measurement disclosure purposes, Common Stock categorized as Level 2. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

Nuveen Investments	45

Portfolio of Investments (Unaudited)

Nuveen Symphony Optimized Alpha Fund

March 31, 2011

Shares	Description (1)	Value

	COMMON STOCK – 98.7%

	Aerospace & Defense – 1.5%

445	Honeywell International Inc.	$26,571

511	Textron Inc.	13,996
	Total Aerospace & Defense	40,567
	Auto Components – 1.5%

1,002	Johnson Controls, Inc.	41,653
	Beverages – 3.2%

1,338	Coca-Cola Company	88,780
	Biotechnology – 3.5%

503	Biogen Idec Inc., (2)	36,915

210	Celgene Corporation, (2)	12,081

1,169	Gilead Sciences, Inc., (2)	49,612
	Total Biotechnology	98,608
	Capital Markets – 0.8%

570	Waddell & Reed Financial, Inc., Class A	23,148
	Chemicals – 3.0%

490	Celanese Corporation, Series A	21,741

785	Mosaic Company	61,819
	Total Chemicals	83,560
	Commercial Banks – 3.3%

597	Commerce Bancshares Inc.	24,143

296	M&T Bank Corporation	26,187

1,330	Wells Fargo & Company	42,161
	Total Commercial Banks	92,491
	Commercial Services & Supplies – 0.5%

341	Waste Management, Inc.	12,733
	Communications Equipment – 1.5%

778	QUALCOMM, Inc.	42,658
	Computers & Peripherals – 3.1%

246	Apple, Inc., (2)	85,719
	Diversified Financial Services – 1.4%

8,898	Citigroup Inc., (2)	39,329
	Diversified Telecommunication Services – 2.2%

596	CenturyLink, Inc.	24,764

961	Verizon Communications Inc.	37,037
	Total Diversified Telecommunication Services	61,801
	Electric Utilities – 5.3%

1,236	Northeast Utilities	42,766

1,041	Progress Energy, Inc.	48,032

1,526	Southern Company	58,156
	Total Electric Utilities	148,954
	Food & Staples Retailing – 1.7%

900	Wal-Mart Stores, Inc.	46,845
	Food Products – 3.3%

739	General Mills, Inc.	27,010

560	H.J. Heinz Company	27,339

46	Nuveen Investments

Shares	Description (1)	Value

	Food Products (continued)

424	Mead Johnson Nutrition Company, Class A Shares	$24,562

210	Ralcorp Holdings Inc., (2)	14,370
	Total Food Products	93,281
	Health Care Equipment & Supplies – 4.7%

414	Becton, Dickinson and Company	32,963

153	C. R. Bard, Inc.	15,194

962	Edwards Lifesciences Corporation, (2)	83,694
	Total Health Care Equipment & Supplies	131,851
	Health Care Providers & Services – 4.5%

1,137	AmerisourceBergen Corporation	44,980

641	Express Scripts, Inc., (2)	35,646

265	McKesson HBOC Inc.	20,948

403	Quest Diagnostics Incorporated	23,261
	Total Health Care Providers & Services	124,835
	Household Durables – 1.3%

415	Whirlpool Corporation	35,424
	Household Products – 4.3%

171	Colgate-Palmolive Company	13,810

835	Kimberly-Clark Corporation	54,500

836	Procter & Gamble Company	51,498
	Total Household Products	119,808
	Industrial Conglomerates – 2.1%

2,905	General Electric Company	58,245
	Insurance – 2.1%

250	Everest Reinsurance Group Ltd	22,045

807	Lincoln National Corporation	24,242

167	PartnerRe Limited	13,233
	Total Insurance	59,520
	Internet Software & Services – 3.0%

121	Google Inc., Class A, (2)	70,931

452	IAC/InterActiveCorp., (2)	13,962
	Total Internet Software & Services	84,893
	IT Services – 4.8%

968	Automatic Data Processing, Inc.	49,668

516	International Business Machines Corporation (IBM)	84,144
	Total IT Services	133,812
	Machinery – 4.2%

517	Caterpillar Inc.	57,568

532	Cummins Inc.	58,318
	Total Machinery	115,886
	Media – 1.2%

719	DIRECTV Group, Inc., (2)	33,649
	Metals & Mining – 4.0%

925	Freeport-McMoRan Copper & Gold, Inc.	51,384

441	Walter Industries Inc.	59,725
	Total Metals & Mining	111,109

Nuveen Investments	47

Portfolio of Investments (Unaudited)

Nuveen Symphony Optimized Alpha Fund (continued)

March 31, 2011

Shares	Description (1)	Value
	Multi-Utilities – 3.2%

653	Consolidated Edison, Inc.	$33,120

1,252	Dominion Resources, Inc.	55,964
	Total Multi-Utilities	89,084
	Oil, Gas & Consumable Fuels – 4.0%

975	Chesapeake Energy Corporation	32,682

659	Continental Resources Inc., (2)	47,099

358	Hess Corporation	30,505
	Total Oil, Gas & Consumable Fuels	110,286
	Paper & Forest Products – 0.9%

261	Domtar Corporation	23,955
	Pharmaceuticals – 5.2%

702	Bristol-Myers Squibb Company	18,554

1,315	Johnson & Johnson	77,914

892	Watson Pharmaceuticals Inc., (2)	49,961
	Total Pharmaceuticals	146,429
	Real Estate Investment Trust – 2.5%

1,147	Annaly Capital Management Inc.	20,015

367	Digital Realty Trust Inc.	21,337

269	Simon Property Group, Inc.	28,826
	Total Real Estate Investment Trust	70,178
	Road & Rail – 0.5%

216	Norfolk Southern Corporation	14,962
	Semiconductors & Equipment – 1.6%

963	KLA-Tencor Corporation	45,617
	Software – 0.4%

476	Microsoft Corporation	12,071
	Specialty Retail – 2.8%

622	Home Depot, Inc.	23,051

390	Tractor Supply Company	23,345

760	Williams-Sonoma Inc.	30,780
	Total Specialty Retail	77,176
	Thrifts & Mortgage Finance – 0.7%

1,113	New York Community Bancorp Inc.	19,210
	Tobacco – 4.9%

2,006	Altria Group, Inc.	52,216

652	Philip Morris International	42,791

1,209	Reynolds American Inc.	42,956
	Total Tobacco	137,963
	Total Investments (cost $2,150,372) – 98.7%	2,756,090
	Other Assets Less Liabilities – 1.3%	35,792
	Net Assets – 100%	$2,791,882

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

48	Nuveen Investments

Statement of Assets and Liabilities (Unaudited)

March 31, 2011

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Assets
Investments, at value (cost $5,526,748, $1,279,556, $2,601,995, $1,032,480, $776,918 and $2,150,372, respectively)	$7,718,831	$1,483,443	$3,099,274	$1,353,714	$991,087	$2,756,090
Short-term investments (at cost, which approximates value)	5,498,261	—	225,640	—	—	—
Cash	—	38,230	—	10,982	61,634	81,437
Cash denominated in foreign currencies (cost $–, $–, $–, $–, $309 and $–, respectively)	—	—	—	—	308	—
Receivables:
Dividends	8,989	1,583	3,909	1,405	3,279	5,856
From Adviser	14,493	5,904	7,070	8,201	10,049	14,098
Investments sold	—	—	—	22,536	—	5,671
Reclaims	—	—	—	—	859	—
Shares sold	25,504	—	—	77	—	12
Total assets	13,266,078	1,529,160	3,335,893	1,396,915	1,067,216	2,863,164
Liabilities
Payables:
Investments purchased	—	—	—	19,876	—	21,126
Shares redeemed	5,363,939	—	600	—	—	—
Accrued expenses:
12b-1 distribution and service fees	1,528	575	1,163	408	300	504
Other	54,621	60,583	45,801	44,092	43,021	49,652
Total liabilities	5,420,088	61,158	47,564	64,376	43,321	71,282
Net assets	$7,845,990	$1,468,002	$3,288,329	$1,332,539	$1,023,895	$2,791,882
Class A Shares
Net assets	$2,351,571	$423,632	$1,756,365	$410,180	$311,624	$680,893
Shares outstanding	94,302	20,926	70,205	18,597	19,732	33,784
Net asset value per share	$24.94	$20.24	$25.02	$22.06	$15.79	$20.15
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$26.46	$21.47	$26.55	$23.41	$16.75	$21.38
Class C Shares
Net assets	$1,287,546	$465,844	$859,647	$265,951	$253,265	$409,269
Shares outstanding	53,275	23,177	35,595	12,500	16,134	20,638
Net asset value and offering price per share	$24.17	$20.10	$24.15	$21.28	$15.70	$19.83
Class R3 Shares
Net assets	$70,695	$215,580	$255,455	$245,027	$54,569	$58,316
Shares outstanding	2,826	10,646	10,183	11,095	3,448	2,885
Net asset value and offering price per share	$25.01	$20.25	$25.09	$22.09	$15.83	$20.21
Class I Shares
Net assets	$4,136,178	$362,946	$416,862	$411,381	$404,437	$1,643,404
Shares outstanding	164,593	17,919	16,514	18,446	25,617	81,475
Net asset value and offering price per share	$25.13	$20.26	$25.24	$22.30	$15.79	$20.17
Net Assets Consist of:
Capital paid-in	$5,635,990	$1,401,043	$2,882,471	$1,159,233	$1,220,397	$2,467,045
Undistributed net investment income	(884)	2,007	(1,333)	(1,084)	2,062	5,886
Accumulated net realized gain (loss)	18,801	(138,935)	(90,088)	(146,844)	(412,729)	(286,767)
Net unrealized appreciation (depreciation)	2,192,083	203,887	497,279	321,234	214,165	605,718
Net assets	$7,845,990	$1,468,002	$3,288,329	$1,332,539	$1,023,895	$2,791,882
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

Nuveen Investments	49

Statement of Operations (Unaudited)

Six Months Ended March 31, 2011

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Dividend and Interest Income (net of foreign tax withheld of $–, $–, $–, $–, $652 and $–, respectively)	$55,942	$13,652	$15,174	$7,681	$9,958	$27,404
Expenses
Management fees	34,924	4,385	7,786	4,778	3,694	8,732
12b-1 service fees – Class A	1,880	444	1,248	408	370	634
12b-1 distribution and service fees – Class C	4,372	1,967	2,631	1,211	1,062	1,503
12b-1 distribution and service fees – Class R3	165	505	591	557	129	134
Shareholders’ servicing agent fees and expenses	2,615	380	765	298	226	1,426
Custodian’s fees and expenses	11,320	6,556	13,682	12,724	2,954	4,400
Trustees’ fees and expenses	102	13	21	13	9	24
Professional fees	6,033	8,589	8,341	5,490	8,206	8,353
Shareholders’ reports – printing and mailing expenses	24,355	9,507	9,181	8,517	7,217	19,850
Federal and state registration fees	44,112	37,656	39,127	38,938	42,291	39,309
Other expenses	329	42	41	36	558	704
Total expenses before custodian fee credit and expense reimbursement	130,207	70,044	83,414	72,970	66,716	85,069
Custodian fee credit	(3)	(27)	(25)	(29)	(22)	(21)
Expense reimbursement	(73,378)	(60,806)	(66,882)	(64,176)	(59,895)	(70,211)
Net expenses	56,826	9,211	16,507	8,765	6,799	14,837
Net investment income (loss)	(884)	4,441	(1,333)	(1,084)	3,159	12,567
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	1,178,341	95,808	94,980	85,385	19,810	190,916
Change in net unrealized appreciation (depreciation) of investments and foreign currency	624,252	93,323	270,469	176,270	72,575	184,700
Net realized and unrealized gain (loss)	1,802,593	189,131	365,449	261,655	92,385	375,616
Net increase (decrease) in net assets from operations	$1,801,709	$193,572	$364,116	$260,571	$95,544	$388,183

See accompanying notes to financial statements.

50	Nuveen Investments

Statement of Changes in Net Assets (Unaudited)

	Symphony Large-Cap Growth		Symphony Large-Cap Value
	Six Months Ended 3/31/11	Year Ended 9/30/10	Six Months Ended 3/31/11	Year Ended 9/30/10
Operations
Net investment income (loss)	$(884)	$(618)	$4,441	$4,666
Net realized gain (loss) from investments and foreign currency	1,178,341	573,930	95,808	76,748
Change in net unrealized appreciation (depreciation) of investments and foreign currency	624,252	703,087	93,323	(21,673)
Net increase (decrease) in net assets from operations	1,801,709	1,276,399	193,572	59,741
Distributions to Shareholders
From net investment income:
Class A	—	(158)	(2,842)	(2,598)
Class C	—	—	(98)	(1,030)
Class R3	—	—	(984)	(1,329)
Class I	—	(16,928)	(3,176)	(3,424)
From accumulated net realized gains:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	—	(17,086)	(7,100)	(8,381)
Fund Share Transactions
Proceeds from sale of shares	6,235,845	1,976,220	188,241	73,192
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	103	1,605	1,118
	6,235,845	1,976,323	189,846	74,310
Cost of shares redeemed	(8,759,533)	(1,445,612)	(19,049)	(60,685)
Net increase (decrease) in net assets from Fund share transactions	(2,523,688)	530,711	170,797	13,625
Net increase (decrease) in net assets	(721,979)	1,790,024	357,269	64,985
Net assets at the beginning of period	8,567,969	6,777,945	1,110,733	1,045,748
Net assets at the end of period	$7,845,990	$8,567,969	$1,468,002	$1,110,733
Undistributed net investment income at the end of period	$(884)	$—	$2,007	$4,666

See accompanying notes to financial statements.

Nuveen Investments	51

Statement of Changes in Net Assets (Unaudited) (continued)

	Symphony Mid-Cap Core		Symphony Small-Mid Cap Core
	Six Months Ended 3/31/11	Year Ended 9/30/10	Six Months Ended 3/31/11	Year Ended 9/30/10
Operations
Net investment income (loss)	$(1,333)	$(1,588)	$(1,084)	$(3,950)
Net realized gain (loss) from investments and foreign currency	94,980	88,219	85,385	15,274
Change in net unrealized appreciation (depreciation) of investments and foreign currency	270,469	83,959	176,270	112,585
Net increase (decrease) in net assets from operations	364,116	170,590	260,571	123,909
Distributions to Shareholders
From net investment income:
Class A	—	(339)	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	(958)	—	—
From accumulated net realized gains:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	—	(1,297)	—	—
Fund Share Transactions
Proceeds from sale of shares	1,875,716	130,258	245,068	96,759
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	31	—	—
	1,875,716	130,289	245,068	96,759
Cost of shares redeemed	(116,623)	(17,283)	(161,426)	(24,146)
Net increase (decrease) in net assets from Fund share transactions	1,759,093	113,006	83,642	72,613
Net increase (decrease) in net assets	2,123,209	282,299	344,213	196,522
Net assets at the beginning of period	1,165,120	882,821	988,326	791,804
Net assets at the end of period	$3,288,329	$1,165,120	$1,332,539	$988,326
Undistributed net investment income at the end of period	$(1,333)	$—	$(1,084)	$—

See accompanying notes to financial statements.

52	Nuveen Investments

	Symphony International Equity		Symphony Optimized Alpha
	Six Months Ended 3/31/11	Year Ended 9/30/10	Six Months Ended 3/31/11	Year Ended 9/30/10
Operations
Net investment income (loss)	$3,159	$13,403	$12,567	$10,824
Net realized gain (loss) from investments and foreign currency	19,810	84,223	190,916	160,421
Change in net unrealized appreciation (depreciation) of investments and foreign currency	72,575	(64,743)	184,700	174,281
Net increase (decrease) in net assets from operations	95,544	32,883	388,183	345,526
Distributions to Shareholders
From net investment income:
Class A	(4,708)	(4,441)	(2,764)	(551)
Class C	(1,681)	(2,160)	—	—
Class R3	(705)	N/A	(188)	N/A
Class I	(6,903)	(11,721)	(13,989)	(8,831)
From accumulated net realized gains:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	N/A	—	N/A
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(13,997)	(18,322)	(16,941)	(9,382)
Fund Share Transactions
Proceeds from sale of shares	174,052	180,064	461,961	171,071
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,689	4,351	6,859	2,819
	176,741	184,415	468,820	173,890
Cost of shares redeemed	(50,061)	(251,779)	(480,148)	(860,923)
Net increase (decrease) in net assets from Fund share transactions	126,680	(67,364)	(11,328)	(687,033)
Net increase (decrease) in net assets	208,227	(52,803)	359,914	(350,889)
Net assets at the beginning of period	815,668	868,471	2,431,968	2,782,857
Net assets at the end of period	$1,023,895	$815,668	$2,791,882	$2,431,968
Undistributed net investment income at the end of period	$2,062	$12,900	$5,886	$10,260

N/A – Symphony International Equity and Symphony Optimized Alpha did not issue Class R3 Shares prior to October 5, 2010.

See accompanying notes to financial statements.

Nuveen Investments	53

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY LARGE-CAP GROWTH
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Return of Capital	Total	Ending Net Asset Value	Total Return(c)
Class A (12/06)
Year Ended 9/30:
2011(i)	$20.63	$(.02)	$4.33	$4.31	$—	$—	$—	$—	$24.94	20.89%
2010	17.50	— **	3.14	3.14	(.01)	—	—	(.01)	20.63	17.96
2009(h)	16.43	.01	1.06	1.07	—	—	—	—	17.50	6.51
Year Ended 7/31:
2009	20.57	.01	(4.15)	(4.14)	—	—	—	—	16.43	(20.13)
2008	20.78	(.07)	(.04)	(.11)	—	(.04)	(.06)	(.10)	20.57	(.55)
2007(f)	20.00	(.05)	.83	.78	—	—	—	—	20.78	3.90
Class C (12/06)
Year Ended 9/30:
2011(i)	20.07	(.11)	4.21	4.10	—	—	—	—	24.17	20.43
2010	17.15	(.17)	3.09	2.92	—	—	—	—	20.07	17.03
2009(h)	16.11	(.01)	1.05	1.04	—	—	—	—	17.15	6.46
Year Ended 7/31:
2009	20.32	(.11)	(4.10)	(4.21)	—	—	—	—	16.11	(20.72)
2008	20.68	(.22)	(.04)	(.26)	—	(.04)	(.06)	(.10)	20.32	(1.28)
2007(f)	20.00	(.15)	.83	.68	—	—	—	—	20.68	3.40
Class R3 (9/09)
Year Ended 9/30:
2011(i)	20.72	(.05)	4.34	4.29	—	—	—	—	25.01	20.70
2010	17.61	(.08)	3.19	3.11	—	—	—	—	20.72	17.66
2009(e)	17.69	— **	(.08)	(.08)	—	—	—	—	17.61	(.45)
Class I (12/06)(g)
Year Ended 9/30:
2011(i)	20.77	.01	4.35	4.36	—	—	—	—	25.13	20.99
2010	17.62	.02	3.18	3.20	(.05)	—	—	(.05)	20.77	18.19
2009(h)	16.53	.01	1.08	1.09	—	—	—	—	17.62	6.59
Year Ended 7/31:
2009	20.63	.05	(4.15)	(4.10)	—	—	—	—	16.53	(19.91)
2008	20.81	(.04)	(.02)	(.06)	(.02)	(.04)	(.06)	(.12)	20.63	(.28)
2007(f)	20.00	(.02)	.83	.81	—	—	—	—	20.81	4.05

54	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$2,352	2.75	%*	(1.65	)%*	1.23	%*	(.13	)%*	96%
1,063	2.69		(1.40)		1.29		—	***	70
236	3.41	*	(1.82	)*	1.35	*	.25	*	10

215	1.94		(.52)		1.35		.06		109
257	3.14		(2.16)		1.33		(.35)		110
260	8.21	*	(7.39	)*	1.34	*	(.51	)*	72

1,288	3.56	*	(2.56	)*	1.98	*	(.98	)*	96
367	3.43		(2.26)		2.06		(.89)		70
661	4.13	*	(2.53	)*	2.09	*	(.50	)*	10

621	2.84		(1.49)		2.10		(.75)		109
254	3.89		(2.91)		2.09		(1.11)		110
258	8.97	*	(8.15	)*	2.10	*	(1.27	)*	72

71	2.90	*	(1.83	)*	1.48	*	(.42	)*	96
59	3.05		(1.90)		1.56		(.41)		70
50	2.11	*	(2.11	)*	1.59	*	(1.59	)*	10

4,136	2.38	*	(1.28	)*	.98	*	.12	*	96
7,080	2.57		(1.42)		1.06		.09		70
5,831	3.12	*	(1.51	)*	1.09	*	.51	*	10

5,709	1.68		(.27)		1.10		.31		109
3,011	2.40		(1.56)		1.09		(.25)		110
260	7.95	*	(7.13	)*	1.08	*	(.26	)*	72

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period September 29, 2009 (commencement of operations) through September 30, 2009.
(f)	For the period December 15, 2006 (commencement of operations) through July 31, 2007.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(h)	For the two months ended September 30, 2009.
(i)	For the six months ended March 31, 2011.
*	Annualized.
**	Rounds to less than $.01 per share.
***	Rounds to less than .01%.

See accompanying notes to financial statements.

Nuveen Investments	55

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY LARGE-CAP VALUE
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (5/06)
Year Ended 9/30:
2011(i)	$17.43	$.08	$2.87	$2.95	$(.14)	$—	$(.14)	$20.24	16.94%
2010	16.55	.11	.93	1.04	(.16)	—	(.16)	17.43	6.32
2009(h)	15.22	.04	1.29	1.33	—	—	—	16.55	8.74
Year Ended 7/31:
2009	20.71	.20	(5.53)	(5.33)	(.14)	(.02)	(.16)	15.22	(25.76)
2008	22.58	.14	(.14)	—	(.07)	(1.80)	(1.87)	20.71	(.36)
2007	20.80	.17	2.12	2.29	(.12)	(.39)	(.51)	22.58	11.01
2006(f)	20.00	.02	.78	.80	—	—	—	20.80	4.00
Class C (5/06)
Year Ended 9/30:
2011(i)	17.25	.01	2.84	2.85	— **	—	—	20.10	16.55
2010	16.40	(.02)	.92	.90	(.05)	—	(.05)	17.25	5.50
2009(h)	15.10	.02	1.28	1.30	—	—	—	16.40	8.61
Year Ended 7/31:
2009	20.51	.09	(5.48)	(5.39)	—	(.02)	(.02)	15.10	(26.28)
2008	22.47	(.03)	(.13)	(.16)	—	(1.80)	(1.80)	20.51	(1.12)
2007	20.78	— **	2.10	2.10	(.02)	(.39)	(.41)	22.47	10.12
2006(f)	20.00	(.01)	.79	.78	—	—	—	20.78	3.90
Class R3 (5/09)
Year Ended 9/30:
2011(i)	17.42	.06	2.86	2.92	(.09)	—	(.09)	20.25	16.80
2010	16.54	.07	.93	1.00	(.12)	—	(.12)	17.42	6.08
2009(h)	15.22	.03	1.29	1.32	—	—	—	16.54	8.67
Year Ended 7/31:
2009(e)	14.09	.02	1.11	1.13	—	—	—	15.22	8.02
Class I (5/06)(g)
Year Ended 9/30:
2011(i)	17.46	.11	2.87	2.98	(.18)	—	(.18)	20.26	17.13
2010	16.57	.15	.94	1.09	(.20)	—	(.20)	17.46	6.60
2009(h)	15.23	.04	1.30	1.34	—	—	—	16.57	8.80
Year Ended 7/31:
2009	20.75	.25	(5.57)	(5.32)	(.18)	(.02)	(.20)	15.23	(25.57)
2008	22.61	.17	(.10)	.07	(.13)	(1.80)	(1.93)	20.75	(.11)
2007	20.81	.22	2.12	2.34	(.15)	(.39)	(.54)	22.61	11.26
2006(f)	20.00	.02	.79	.81	—	—	—	20.81	4.05

56	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$424	10.55	%*	(8.43	)%*	1.23	%*	.89	%*	68%
278	11.54		(9.64)		1.27		.62		84
263	26.49	*	(23.77	)*	1.30	*	1.42	*	17

242	12.09		(9.43)		1.30		1.36		130
259	3.33		1.49		1.28		.55		98
282	5.11		(3.18)		1.28		.64		133
260	9.89	*	(8.21	)*	1.29	*	.39	*	10

466	11.41	*	(9.28	)*	1.98	*	.15	*	68
342	12.23		(10.33)		2.02		(.12)		84
325	27.38	*	(24.66	)*	2.05	*	.68	*	17

295	13.40		(10.78)		2.05		.57		130
256	4.08		(2.24)		2.04		(.20)		98
281	5.86		(3.93)		2.04		(.11)		133
260	10.64	*	(8.96	)*	2.04	*	(.36	)*	10

216	11.04	*	(8.92	)*	1.48	*	.63	*	68
185	11.74		(9.84)		1.52		.38		84
176	26.73	*	(24.01	)*	1.54	*	1.17	*	17

162	33.24	*	(31.09	)*	1.55	*	.60	*	130

363	10.53	*	(8.41	)*	.98	*	1.13	*	68
306	11.16		(9.26)		1.02		.88		84
282	26.32	*	(23.60	)*	1.04	*	1.68	*	17

253	9.70		(7.04)		1.05		1.61		130
516	3.08		1.24		1.04		.80		98
283	4.86		(2.93)		1.03		.89		133
260	9.63	*	(7.95	)*	1.04	*	.64	*	10

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period May 5, 2009 (commencement of operations) through July 31, 2009.
(f)	For the period May 31, 2006 (commencement of operations) through July 31, 2006.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(h)	For the two months ended September 30, 2009.
(i)	For the six months ended March 31, 2011.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	57

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY MID-CAP CORE
	Beginning Net Asset Value	Net Invest- ment Income Loss(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (5/06)
Year Ended 9/30:
2011(i)	$20.54	$.01	$4.47	$4.48	$—	$—	$—	$25.02	21.81%
2010	17.29	— **	3.28	3.28	(.03)	—	(.03)	20.54	18.96
2009(h)	15.87	.01	1.41	1.42	—	—	—	17.29	8.95
Year Ended 7/31:
2009	20.84	.02	(4.99)	(4.97)	—	—	—	15.87	(23.85)
2008	22.44	(.08)	(.11)	(.19)	—	(1.41)	(1.41)	20.84	(.95)
2007	20.09	(.04)	2.43	2.39	(.01)	(.03)	(.04)	22.44	11.90
2006(f)	20.00	—	.09	.09	—	—	—	20.09	.45
Class C (5/06)
Year Ended 9/30:
2011(i)	19.90	(.08)	4.33	4.25	—	—	—	24.15	21.36
2010	16.85	(.13)	3.18	3.05	—	—	—	19.90	18.10
2009(h)	15.49	(.01)	1.37	1.36	—	—	—	16.85	8.78
Year Ended 7/31:
2009	20.50	(.09)	(4.92)	(5.01)	—	—	—	15.49	(24.44)
2008	22.25	(.24)	(.10)	(.34)	—	(1.41)	(1.41)	20.50	(1.66)
2007	20.07	(.21)	2.42	2.21	—	(.03)	(.03)	22.25	11.03
2006(f)	20.00	(.02)	.09	.07	—	—	—	20.07	.35
Class R3 (5/09)
Year Ended 9/30:
2011(i)	20.62	(.03)	4.50	4.47	—	—	—	25.09	21.68
2010	17.37	(.05)	3.30	3.25	—	—	—	20.62	18.71
2009(h)	15.95	.01	1.41	1.42	—	—	—	17.37	8.83
Year Ended 7/31:
2009(e)	14.73	(.02)	1.24	1.22	—	—	—	15.95	8.35
Class I (5/06)(g)
Year Ended 9/30:
2011(i)	20.70	.03	4.51	4.54	—	—	—	25.24	21.93
2010	17.41	.05	3.30	3.35	(.06)	—	(.06)	20.70	19.30
2009(h)	15.98	.02	1.41	1.43	—	—	—	17.41	8.95
Year Ended 7/31:
2009	20.93	.06	(5.01)	(4.95)	—	—	—	15.98	(23.65)
2008	22.47	(.02)	(.11)	(.13)	—	(1.41)	(1.41)	20.93	(.68)
2007	20.10	.01	2.43	2.44	(.04)	(.03)	(.07)	22.47	12.15
2006(f)	20.00	.01	.09	.10	—	—	—	20.10	.50

58	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$1,756	7.83	%*	(6.37)%*	1.38	%*	.08	%*	33%
339	13.18		(11.79)	1.39		.01		82
233	12.75	*	(10.81)*	1.40	*	.54	*	17

214	9.20		(7.72)	1.40		.08		118
261	3.08		(2.14)	1.38		(.44)		99
280	4.06		(2.94)	1.38		(.27)		139
251	10.07	*	(8.68)*	1.39	*	(.01	)*	21

860	8.21	*	(6.77)*	2.13	*	(.69	)*	33
314	13.95		(12.55)	2.14		(.74)		82
211	13.49	*	(11.56)*	2.14	*	(.21	)*	17

194	9.73		(8.24)	2.15		(.66)		118
256	3.83		(2.89)	2.14		(1.20)		99
278	4.81		(3.69)	2.14		(1.02)		139
251	10.81	*	(9.43)*	2.14	*	(.75	)*	21

255	7.68	*	(6.34)*	1.63	*	(.30	)*	33
210	13.64		(12.26)	1.64		(.25)		82
177	13.00	*	(11.06)*	1.64	*	.29	*	17

162	23.32	*	(22.36)*	1.65	*	(.69	)*	118

417	7.29	*	(5.93)*	1.13	*	.23	*	33
302	13.20		(11.82)	1.14		.25		82
262	12.56	*	(10.63)*	1.14	*	.79	*	17

233	7.20		(5.66)	1.15		.40		118
518	2.83		(1.89)	1.14		(.19)		99
281	3.80		(2.69)	1.13		(.02)		139
251	9.81	*	(8.43)*	1.14	*	.25	*	21

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period May 5, 2009 (commencement of operations) through July 31, 2009.
(f)	For the period May 31, 2006 (commencement of operations) through July 31, 2006.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(h)	For the two months ended September 30, 2009.
(i)	For the six months ended March 31, 2011.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	59

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY SMALL-MID CAP CORE
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (5/06)
Year Ended 9/30:
2011(i)	$17.72	$— **	$4.34	$4.34	$—	$—	$—	$22.06	24.49%
2010	15.41	(.05)	2.36	2.31	—	—	—	17.72	14.99
2009(h)	14.34	— **	1.07	1.07	—	—	—	15.41	7.46
Year Ended 7/31:
2009	19.76	(.04)	(5.29)	(5.33)	—	(.09)	(.09)	14.34	(26.89)
2008	21.95	(.15)	(.82)	(.97)	—	(1.22)	(1.22)	19.76	(4.39)
2007	19.37	(.04)	2.64	2.60	(.02)	—	(.02)	21.95	13.45
2006(f)	20.00	.01	(.64)	(.63)	—	—	—	19.37	(3.15)
Class C (5/06)
Year Ended 9/30:
2011(i)	17.16	(.08)	4.20	4.12	—	—	—	21.28	24.01
2010	15.03	(.17)	2.30	2.13	—	—	—	17.16	14.17
2009(h)	14.01	(.02)	1.04	1.02	—	—	—	15.03	7.28
Year Ended 7/31:
2009	19.45	(.14)	(5.21)	(5.35)	—	(.09)	(.09)	14.01	(27.43)
2008	21.78	(.30)	(.81)	(1.11)	—	(1.22)	(1.22)	19.45	(5.10)
2007	19.34	(.21)	2.65	2.44	—	—	—	21.78	12.62
2006(f)	20.00	(.01)	(.65)	(.66)	—	—	—	19.34	(3.30)
Class R3 (5/09)
Year Ended 9/30:
2011(i)	17.77	(.03)	4.34	4.31	—	—	—	22.08	24.25
2010	15.49	(.09)	2.37	2.28	—	—	—	17.77	14.72
2009(h)	14.42	(.01)	1.08	1.07	—	—	—	15.49	7.42
Year Ended 7/31:
2009(e)	13.52	(.03)	.93	.90	—	—	—	14.42	6.66
Class I (5/06)(g)
Year Ended 9/30:
2011(i)	17.90	.02	4.38	4.40	—	—	—	22.30	24.58
2010	15.52	(.01)	2.39	2.38	—	—	—	17.90	15.34
2009(h)	14.44	.01	1.07	1.08	—	—	—	15.52	7.48
Year Ended 7/31:
2009	19.85	— **	(5.32)	(5.32)	—	(.09)	(.09)	14.44	(26.68)
2008	21.98	(.09)	(.82)	(.91)	—	(1.22)	(1.22)	19.85	(4.15)
2007	19.38	.01	2.64	2.65	(.05)	—	(.05)	21.98	13.70
2006(f)	20.00	.02	(.64)	(.62)	—	—	—	19.38	(3.10)

60	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement			Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)	Expenses		Net Invest- ment Income (Loss)	Portfolio Turnover Rate

$410	11.84	%*	(10.56)%*	1.33	%*	(.05 )%*	49%
247	15.15		(14.01)	1.45		(.31)	78
219	13.27	*	(11.74)*	1.49	*	.03 *	15

204	10.65		(9.49)	1.50		(.34)	83
247	3.31		(2.67)	1.49		(.85)	155
274	4.27		(3.09)	1.48		(.31)	132
242	10.25	*	(8.50)*	1.49	*	.26 *	13

266	12.53	*	(11.26)*	2.08	*	(.82 )*	49
215	15.77		(14.63)	2.20		(1.06)	78
188	14.02	*	(12.50)*	2.24	*	(.72 )*	15

175	10.97		(9.82)	2.25		(1.09)	83
243	4.06		(3.42)	2.24		(1.60)	155
272	5.03		(3.85)	2.24		(1.06)	132
242	11.00	*	(9.25)*	2.24	*	(.49 )*	13

245	12.03	*	(10.77)*	1.58	*	(.32 )*	49
197	15.27		(14.13)	1.70		(.56)	78
172	13.52	*	(12.00)*	1.75	*	(.22 )*	15

160	25.49	*	(24.53)*	1.75	*	(.79 )*	83

411	11.63	*	(10.40)*	1.08	*	.15 *	49
330	14.71		(13.58)	1.20		(.06)	78
213	13.03	*	(11.50)*	1.25	*	.28 *	15

198	8.22		(7.04)	1.25		(.07)	83
492	3.06		(2.42)	1.24		(.60)	155
275	4.02		(2.84)	1.23		(.05)	132
242	10.00	*	(8.25)*	1.24	*	.51 *	13

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period May 5, 2009 (commencement of operations) through July 31, 2009.
(f)	For the period May 31, 2006 (commencement of operations) through July 31, 2006.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(h)	For the two months ended September 30, 2009.
(i)	For the six months ended March 31, 2011.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	61

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY INTERNATIONAL EQUITY
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (5/08)
Year Ended 9/30:
2011(i)	$14.44	$.06	$1.53	$1.59	$(.24)	$—	$(.24)	$15.79	11.06%
2010	13.98	.19	.53	.72	(.26)	—	(.26)	14.44	5.20
2009(g)	12.81	.01	1.16	1.17	—	—	—	13.98	9.13
Year Ended 7/31:
2009	17.52	.24	(4.93)	(4.69)	(.02)	—	(.02)	12.81	(26.76)
2008(e)	20.00	— **	(2.48)	(2.48)	—	—	—	17.52	(12.40)
Class C (5/08)
Year Ended 9/30:
2011(i)	14.31	.01	1.51	1.52	(.13)	—	(.13)	15.70	10.68
2010	13.87	.10	.51	.61	(.17)	—	(.17)	14.31	4.43
2009(g)	12.73	(.01)	1.15	1.14	—	—	—	13.87	8.96
Year Ended 7/31:
2009	17.49	.15	(4.91)	(4.76)	—	—	—	12.73	(27.22)
2008(e)	20.00	(.03)	(2.48)	(2.51)	—	—	—	17.49	(12.55)
Class R3 (10/10)
Year Ended 9/30:
2011(f)	14.50	.04	1.49	1.53	(.20)	—	(.20)	15.83	10.63
Class I (5/08)(h)
Year Ended 9/30:
2011(i)	14.45	.07	1.54	1.61	(.27)	—	(.27)	15.79	11.24
2010	13.98	.25	.51	.76	(.29)	—	(.29)	14.45	5.50
2009(g)	12.81	.02	1.15	1.17	—	—	—	13.98	9.13
Year Ended 7/31:
2009	17.52	.28	(4.93)	(4.65)	(.06)	—	(.06)	12.81	(26.52)
2008(e)	20.00	.01	(2.49)	(2.48)	—	—	—	17.52	(12.40)

62	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$312	13.99	%*	(11.91	)%*	1.36	%*	.72	%*	20%
231	12.44		(9.70)		1.37		1.38		100
175	11.44	*	(9.62	)*	1.37	*	.45	*	2

160	8.42		(4.87)		1.38		2.17		117
219	11.09	*	(9.84	)*	1.37	*	(.11	)*	6

253	14.95	*	(12.77	)*	2.11	*	.08	*	20
179	13.21		(10.36)		2.12		.73		100
173	12.20	*	(10.37	)*	2.13	*	(.30	)*	2

159	13.74		(10.36)		2.13		1.25		117
219	11.84	*	(10.59	)*	2.13	*	(.87	)*	6

55	14.25	*	(12.17	)*	1.61	*	.48	*	20

404	13.68	*	(11.60	)*	1.11	*	.97	*	20
405	12.10		(9.16)		1.12		1.82		100
520	11.19	*	(9.36	)*	1.12	*	.70	*	2

476	13.45		(9.93)		1.13		2.39		117
438	10.84	*	(9.59	)*	1.11	*	.14	*	6

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period May 30, 2008 (commencement of operations) through July 31, 2008.
(f)	For the period October 5, 2010 (commencement of operations) through March 31, 2011.
(g)	For the two months ended September 30, 2009.
(h)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(i)	For the six months ended March 31, 2011.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	63

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SYMPHONY OPTIMIZED ALPHA
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (9/07)
Year Ended 9/30:
2011(i)	$17.40	$.09	$2.77	$2.86	$(.11)	$—	$(.11)	$20.15	16.46%
2010	15.33	.05	2.05	2.10	(.03)	—	(.03)	17.40	13.69
2009(h)	14.61	.01	.71	.72	—	—	—	15.33	4.93
Year Ended 7/31:
2009	18.27	.09	(3.70)	(3.61)	(.04)	(.01)	(.05)	14.61	(19.73)
2008(e)	20.00	.01	(1.74)	(1.73)	—	—	—	18.27	(8.65)
Class C (9/07)
Year Ended 9/30:
2011(i)	17.08	.02	2.73	2.75	—	—	—	19.83	16.10
2010	15.14	(.08)	2.02	1.94	—	—	—	17.08	12.81
2009(h)	14.45	(.01)	.70	.69	—	—	—	15.14	4.78
Year Ended 7/31:
2009	18.16	(.01)	(3.69)	(3.70)	—	(.01)	(.01)	14.45	(20.35)
2008(e)	20.00	(.11)	(1.73)	(1.84)	—	—	—	18.16	(9.20)
Class R3 (10/10)
Year Ended 9/30:
2011(f)	17.33	.07	2.88	2.95	(.07)	—	(.07)	20.21	17.01
Class I (9/07)(g)
Year Ended 9/30:
2011(i)	17.43	.11	2.78	2.89	(.15)	—	(.15)	20.17	16.63
2010	15.35	.09	2.05	2.14	(.06)	—	(.06)	17.43	13.97
2009(h)	14.63	.02	.70	.72	—	—	—	15.35	4.92
Year Ended 7/31:
2009	18.30	.12	(3.70)	(3.58)	(.08)	(.01)	(.09)	14.63	(19.49)
2008(e)	20.00	.05	(1.75)	(1.70)	—	—	—	18.30	(8.50)

64	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$681	6.91	%*	(4.71	)%*	1.23	%*	.97	%*	43%
376	5.10		(3.42)		1.39		.30		59
310	6.48	*	(4.65	)*	1.44	*	.39	*	7

277	7.32		(5.22)		1.45		.65		89
278	4.47	*	(3.02	)*	1.43	*	.02	*	88

409	7.86	*	(5.68	)*	1.98	*	.20	*	43
221	5.80		(4.16)		2.14		(.51)		59
296	7.18	*	(5.38	)*	2.20	*	(.39	)*	7

282	8.30		(6.19)		2.20		(.08)		89
227	5.17	*	(3.72	)*	2.19	*	(.74	)*	88

58	7.03	*	(4.85	)*	1.48	*	.70	*	43

1,643	6.32	*	(4.21	)*	.98	*	1.13	*	43
1,835	4.77		(3.11)		1.14		.51		59
2,177	6.18	*	(4.38	)*	1.19	*	.61	*	7

2,077	7.14		(5.10)		1.20		.84		89
1,763	4.52	*	(3.03	)*	1.19	*	.30	*	88

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the period September 28, 2007 (commencement of operations) through July 31, 2008.
(f)	For the period October 5, 2010 (commencement of operations) through March 31, 2011.
(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(h)	For the two months ended September 30, 2009.
(i)	For the six months ended March 31, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	65

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust II (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Symphony Large-Cap Growth Fund (“Symphony Large-Cap Growth”), Nuveen Symphony Large-Cap Value Fund (“Symphony Large-Cap Value”), Nuveen Symphony Mid-Cap Core Fund (“Symphony Mid-Cap Core”), Nuveen Symphony Small-Mid Cap Core Fund (“Symphony Small-Mid Cap Core”), Nuveen Symphony International Equity Fund (“Symphony International Equity”) and Nuveen Symphony Optimized Alpha Fund (“Symphony Optimized Alpha”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1997.

Effective January 1, 2011, the Funds’ adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”) changed its name to Nuveen Fund Advisors, Inc. (the “Adviser”).

Symphony  Large-Cap Growth’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Growth Index.

Symphony Large-Cap Value’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Value Index.

Symphony Mid-Cap Core’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell Midcap® Index.

Symphony  Small-Mid Cap Core’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 2500® Index.

Symphony  International Equity’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests primarily in non-U.S. equity securities. The Fund primarily invests in developed countries, but it may invest up to 15% of its net assets in equity securities of companies located in emerging market countries.

Symphony Optimized Alpha’s investment objective is to seek long-term capital appreciation with lower absolute volatility than the broad equity market. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with varying market capitalizations.

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal investment strategies, and principal risks.

On September 29, 2009, Symphony Large-Cap Growth issued Class R3 Shares. Effective November 30, 2009, Symphony Large-Cap Growth began offering Class R3 Shares to certain retirement plans. On October 5, 2010, Symphony International Equity and Symphony Optimized Alpha issued Class R3 Shares.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price. Prices of certain American Depository Receipts (“ADR”) held by the Fund that trade in only limited volume in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to- ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange. These securities generally represent a transfer from a Level 1 to a Level 2 security. Investments in investment companies are valued at their respective net asset values or the valuation date. These investment vehicles are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

66	Nuveen Investments

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forwards, futures, options and swap contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

Nuveen Investments	67

Notes to Financial Statements (Unaudited) (continued)

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency,” when applicable.

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the six months ended March 31, 2011.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

68	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of March 31, 2011:

Symphony Large-Cap Growth	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$7,718,831	$—	$ —	$7,718,831
Short-Term Investments	—	5,498,261	—	5,498,261
Total	$7,718,831	$5,498,261	$ —	$13,217,092

Symphony Large-Cap Value	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$1,483,443	$—	$ —	$1,483,443

Symphony Mid-Cap Core	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$3,099,274	$—	$ —	$3,099,274
Short-Term Investments	—	225,640	—	225,640
Total	$3,099,274	$225,640	$ —	$3,324,914

Symphony Small-Mid Cap Core	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$1,353,714	$—	$ —	$1,353,714

Symphony International Equity	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks*	$898,708	$46,052	$ —	$944,760
Investment Companies	46,327	—	—	46,327
Total	$945,035	$46,052	$ —	$991,087

Symphony Optimized Alpha	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$2,756,090	$—	$ —	$2,756,090
*	Refer to the Fund’s Portfolio of Investments for industry breakdown of Common Stocks classified as Level 2.

During the six months ended March 31, 2011, the Funds recognized no significant transfers to/from Level 1, Level 2, or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the six months ended March 31, 2011.

4. Fund Shares

Transactions in the Fund shares were as follows:

	Symphony Large-Cap Growth
	Six Months Ended 3/31/11		Year Ended 9/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	57,625	$1,373,654	38,236	$744,190
Class C	77,789	1,794,805	6,185	117,960
Class R3	—	—	—	—
Class I	128,092	3,067,386	57,145	1,114,070
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	— *	5
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	5	98
	263,506	6,235,845	101,571	1,976,323
Shares redeemed:
Class A	(14,822)	(345,960)	(224)	(4,527)
Class C	(42,788)	(992,513)	(26,439)	(520,736)
Class R3	—	—	—	—
Class I	(304,323)	(7,421,060)	(47,314)	(920,349)
	(361,933)	(8,759,533)	(73,977)	(1,445,612)
Net increase (decrease)	(98,427)	$(2,523,688)	27,594	$530,711
*	Rounds to less than 1.

Nuveen Investments	69

Notes to Financial Statements (Unaudited) (continued)

	Symphony Large-Cap Value
	Six Months Ended 3/31/11		Year Ended 9/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,932	$ 95,066	1,422	$25,550
Class C	4,369	85,713	776	13,970
Class R3	—	—	—	—
Class I	388	7,462	1,942	33,672
Shares issued to shareholders due to reinvestment of distributions:
Class A	51	988	29	495
Class C	—	6	3	52
Class R3	—	—	—	—
Class I	32	611	33	571
	9,772	189,846	4,205	74,310
Shares redeemed:
Class A	—	—	(1,419)	(23,431)
Class C	(1,006)	(18,920)	(778)	(12,494)
Class R3	—	—	—	—
Class I	(7)	(129)	(1,465)	(24,760)
	(1,013)	(19,049)	(3,662)	(60,685)
Net increase (decrease)	8,759	$170,797	543	$13,625

	Symphony Mid-Cap Core
	Six Months Ended 3/31/11		Year Ended 9/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	55,585	$1,300,089	3,395	$68,911
Class C	21,991	510,771	3,288	61,081
Class R3	—	—	—	—
Class I	2,826	64,856	13	266
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	—	—	2	31
	80,402	1,875,716	6,698	130,289
Shares redeemed:
Class A	(1,865)	(44,717)	(378)	(7,372)
Class C	(2,184)	(49,869)	—	—
Class R3	—	—	—	—
Class I	(914)	(22,037)	(488)	(9,911)
	(4,963)	(116,623)	(866)	(17,283)
Net increase (decrease)	75,439	$1,759,093	5,832	$113,006

	Symphony Small-Mid Cap Core
	Six Months Ended 3/31/11		Year Ended 9/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	5,345	$ 110,351	843	$13,598
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	6,911	134,717	4,946	83,161
	12,256	245,068	5,789	96,759
Shares redeemed:
Class A	(680)	(14,321)	(1,145)	(20,404)
Class C	—	—	—	—
Class R3	—	—	—	—
Class I	(6,889)	(147,105)	(219)	(3,742)
	(7,569)	(161,426)	(1,364)	(24,146)
Net increase (decrease)	4,687	$ 83,642	4,425	$72,613

70	Nuveen Investments

	Symphony International Equity
	Six Months Ended 3/31/11		Year Ended 9/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,603	$ 53,187	7,886	$109,193
Class C	3,634	56,364	—	—
Class R3	3,448	50,000	N/A	N/A
Class I	943	14,501	5,009	70,871
Shares issued to shareholders due to reinvestment of distributions:
Class A	112	1,709	—	—
Class C	—	—	—	—
Class R3	—	—	N/A	N/A
Class I	64	980	305	4,351
	11,804	176,741	13,200	184,415
Shares redeemed:
Class A	(4)	(61)	(4,365)	(62,851)
Class C	—	—	—	—
Class R3	—	—	N/A	N/A
Class I	(3,449)	(50,000)	(14,482)	(188,928)
	(3,453)	(50,061)	(18,847)	(251,779)
Net increase (decrease)	8,351	$126,680	(5,647)	$(67,364)

	Symphony Optimized Alpha
	Six Months Ended 3/31/11		Year Ended 9/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	12,344	$ 238,327	2,109	$34,224
Class C	7,707	147,918	—	—
Class R3	2,885	50,000	N/A	N/A
Class I	1,356	25,716	8,379	136,847
Shares issued to shareholders due to reinvestment of distributions:
Class A	44	841	3	56
Class C	—	—	—	—
Class R3	—	—	N/A	N/A
Class I	314	6,018	163	2,763
	24,650	468,820	10,654	173,890
Shares redeemed:
Class A	(220)	(4,091)	(721)	(11,539)
Class C	(1)	(19)	(6,591)	(108,539)
Class R3	—	—	N/A	N/A
Class I	(25,476)	(476,038)	(45,132)	(740,845)
	(25,697)	(480,148)	(52,444)	(860,923)
Net increase (decrease)	(1,047)	$ (11,328)	(41,790)	$(687,033)

N/A – The Fund did not issue Class R3 Shares prior to October 5, 2010.

5. Investment Transactions

Purchases and sales (excluding short-term investments, when applicable) during the six months ended March 31, 2011, were as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Purchases	$9,100,353	$1,038,981	$2,244,743	$684,150	$278,136	$1,097,541
Sales	11,575,051	892,817	670,797	595,454	187,660	1,133,658

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

Nuveen Investments	71

Notes to Financial Statements (Unaudited) (continued)

At March 31, 2011, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Cost of investments	$11,096,452	$1,291,724	$2,828,882	$1,033,519	$784,595	$2,193,820
Gross unrealized:
Appreciation	$2,223,317	$221,691	$510,249	$336,911	$218,035	$617,721
Depreciation	(102,677)	(29,972)	(14,217)	(16,716)	(11,543)	(55,451)
Net unrealized appreciation (depreciation) of investments	$2,120,640	$191,719	$496,032	$320,195	$206,492	$562,270

Permanent differences, primarily due to federal taxes paid, net operating losses, expiring capital loss carryforwards and foreign currency reclassifications, resulted in reclassifications among the Funds’ components of net assets at September 30, 2010, the Funds’ last tax year end, as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Capital paid-in	$(597)	$(71)	$(1,502)	$(3,854)	$(29)	$(147)
Undistributed net investment income	606	(9)	1,588	3,950	(507)	—
Accumulated net realized gain (loss)	(9)	80	(86)	(96)	536	147

The tax components of undistributed net ordinary income and net long-term capital gains at September 30, 2010, the Funds’ last tax year end, were as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Undistributed net ordinary income*	$—	$4,666	$—	$—	$13,911	$10,260
Undistributed net long-term capital gains	—	—	—	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended September 30, 2010, was designated for purposes of the dividends paid deduction as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Distributions from net ordinary income*	$17,086	$8,381	$1,297	$—	$18,322	$9,382
Distributions from net long-term capital gains	—	—	—	—	—	—
*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At September 30, 2010, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Expiration:
September 30, 2016	$—	$23,509	$6,615	$70,953	$—	$105,300
September 30, 2017	1,088,097	199,066	177,206	160,236	425,365	328,933
Total	$1,088,097	$222,575	$183,821	$231,189	$425,365	$434,233

During the Funds’ last tax year ended September 30, 2010, the Funds utilized capital loss carryforwards as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Utilized capital loss carryforwards	$499,281	$70,471	$81,533	$15,976	$75,206	$133,010

Symphony International Equity elected to defer net realized losses from investments incurred from November 1, 2009 through September 30, 2010, the Fund’s last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October currency losses of $504 are treated as having arisen on the first day of the current fiscal year.

72	Nuveen Investments

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Symphony Large-Cap Growth Fund-Level Fee Rate	Symphony Large-Cap Value Fund-Level Fee Rate	Symphony Mid-Cap Core Fund-Level Fee Rate	Symphony Small-Mid Cap Core Fund-Level Fee Rate	Symphony International Equity Fund-Level Fee Rate	Symphony Optimized Alpha Fund-Level Fee Rate
For the first $125 million	.5000%	.5000%	.5500%	.6000%	.6000%	.5000%
For the next $125 million	.4875	.4875	.5375	.5875	.5875	.4875
For the next $250 million	.4750	.4750	.5250	.5750	.5750	.4750
For the next $500 million	.4625	.4625	.5125	.5625	.5625	.4625
For the next $1 billion	.4500	.4500	.5000	.5500	.5500	.4500
For net assets over $2 billion	.4250	.4250	.4750	.5250	.5250	.4250

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain Funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of March 31, 2011, the complex-level fee rate for these Funds was .1800%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with Symphony Asset Management LLC (“Symphony”), a subsidiary of Nuveen Investments, Inc. (“Nuveen”). Symphony is compensated for its services to the Funds from the management fee paid to the Adviser.

The Adviser has agreed to waive fees and reimburse expenses of the Funds so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Current/Temporary Expense Cap	Current/Temporary Expense Cap Expiration Date	Permanent Expense Cap
Symphony Large-Cap Growth	1.00%	January 31, 2012	1.35%
Symphony Large-Cap Value	1.00	January 31, 2012	1.30
Symphony Mid-Cap Core	1.15	January 31, 2012	1.40
Symphony Small-Mid Cap Core	1.10	January 31, 2012	1.50
Symphony International Equity	1.13	January 31, 2012	1.38
Symphony Optimized Alpha	1.00	January 31, 2012	1.45

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

Nuveen Investments	73

Notes to Financial Statements (Unaudited) (continued)

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended March 31, 2011, Nuveen Investments, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Sales charges collected	$30,422	$—	$9,099	$1,207	$5	$7,675
Paid to financial intermediaries	26,871	—	8,054	1,050	4	6,688

During the six months ended March 31, 2011, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Commission advances	$8,449	$270	$4,990	$—	$—	$—

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C shares during the first year following a purchase are retained by the Distributor. During the six months ended March 31, 2011, the Distributor retained such 12b-1 fees as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
12b-1 fees retained	$3,519	$1,309	$2,536	$1,211	$941	$1,461

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended March 31, 2011, as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
CDSC retained	$71	$—	$500	$—	$46	$—

At March 31, 2011, Nuveen owned shares of the Funds as follows:

	Symphony Large-Cap Growth	Symphony Large-Cap Value	Symphony Mid-Cap Core	Symphony Small-Mid Cap Core	Symphony International Equity	Symphony Optimized Alpha
Class A	—	12,500	12,500	12,500	12,500	12,500
Class C	—	12,500	12,500	12,500	12,500	12,500
Class R3	2,826	10,646	10,183	11,095	3,448	2,885
Class I	—	14,243	14,588	13,687	21,552	22,043

8. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Reconsideration of Effective Control for Repurchase Agreements.

On April 15, 2011, the FASB issued Accounting Standards Update No. 2011-03, (the “ASU”). The guidance in the ASU is intended to improve the accounting for repurchase and other similar agreements. Specifically, the ASU modifies the criteria for determining when these agreements would be accounted for as financing transactions (secured borrowings/lending agreements) as opposed to sale (purchase) transactions with commitments to repurchase (resell). At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts or footnote disclosures, if any.

9. Subsequent Events

On April 30, 2011, the Distributor changed its name from Nuveen Investments, LLC to Nuveen Securities, LLC.

74	Nuveen Investments

Notes

Nuveen Investments	75

Notes

76	Nuveen Investments

Notes

Nuveen Investments	77

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Lipper International Large-Cap Core Funds Category Average: Represents the average annualized total return for all reporting funds in the Lipper International Large-Cap Core Fund category.

Lipper Large-Cap Growth Funds Category Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Growth Fund category.

Lipper Mid-Cap Core Funds Category Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Core Fund category.

Lipper Mid-Cap Growth Funds Category Average: Represents the average annualized total return for all reporting funds in the Lipper Mid-Cap Growth Fund category.

Lipper Multi-Cap Core Funds Category Average: Represents the average annualized total return for all reporting funds in the Lipper Multi-Cap Core Fund category.

Lipper Multi-Cap Growth Funds Category Average: Represents the average annualized total return for all reporting funds in the Lipper Multi-Cap Growth Fund category.

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Russell 1000 Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index: An index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500 Index: An index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index.

Russell Midcap Index: An index constructed to provide a comprehensive and unbiased barometer for the mid-cap segment of the equity market which includes the smallest 800 securities within the Russell 1000 Index.

S&P 500 Index: An index that tracks the 500 leading companies in the leading industries in the U.S. economy.

78	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Symphony Asset Management LLC

555 California Street

Rene Suite 2975

San Francisco, CA 94104

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	79

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $206 billion of assets as of March 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready — no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-SYMPH-0311D

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date June 6, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date June 6, 2011

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date June 6, 2011